UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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Preliminary Information Statement

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Definitive Information Statement

Resolute Holdings Management, Inc.

(Name of Registrant As Specified In Charter)
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RESOLUTE HOLDINGS MANAGEMENT, INC. 445 PARK AVENUE, SUITE 5B NEW YORK, NEW YORK 10022
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
GENERAL INFORMATION
Dear Stockholders of Resolute Holdings Management, Inc.:
We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on January 12, 2026 (the “Record Date”), of Common Stock, par value $0.0001 per share (“Common Stock”), of Resolute Holdings Management, Inc. (the “Company,” “we” or “our”).
The purpose of the Information Statement is to inform our stockholders that on the Record Date, stockholders of the Company holding at least a majority of the voting power of our outstanding shares of capital stock entitled to vote, adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). On the Record Date, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation.
The “Consenting Stockholders” are, collectively, Resolute ManCo Holdings LLC, Tungsten 2024 LLC, Thomas R. Knott, C 323 Holdings, LLC and John D. Cote. As of the close of business on the Record Date, the Consenting Stockholders together held 4,305,864 shares of Common Stock, representing approximately 50.5% of the voting power of our outstanding shares of capital stock entitled to vote.
The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware, as amended. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than twenty calendar days after the commencement of mailing of this Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about February 9, 2026. The Nevada Reincorporation is expected to be effected on or around March 2, 2026.
The Nevada Reincorporation was unanimously approved and recommended by our board of directors prior to the stockholder action by written consent described in the Information Statement.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
By Order of the Board of Directors,
/s/ David M. Cote Executive Chairman of the Board of Directors February 9, 2026

Resolute Holdings Management, Inc.
445 Park Avenue, Suite 5B
New York, New York 10022
INFORMATION STATEMENT
General
In this Information Statement, unless the context otherwise requires, “Resolute Holdings Management, Inc.,” the “Company”, “we”, “us” and “our” and similar expressions refer to Resolute Holdings Management, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that stockholders holding a majority of the voting power of the Company’s outstanding Common Stock, par value $0.0001 per share (“Common Stock”), took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”) by conversion pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). On January 2, 2026, our board of directors unanimously approved and recommended the Nevada Reincorporation for approval by the Company’s stockholders. On January 22, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) approving the Nevada Reincorporation, including the resolutions of our board of directors approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”), included as Appendix A to this Information Statement.
This Information Statement is being sent on February 9, 2026 to the Company’s stockholders of record as of January 12, 2026 (the “Record Date”) that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware (as amended, the “DGCL”).
We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
The Action by Written Consent
Section 228 of the DGCL and subsection (a) of Article Eight of the amended and restated certificate of incorporation of the Company (the “Delaware Charter”) provide that, prior to the Trigger Date (as defined below), any action required or permitted to be taken by the stockholders of the Company may be taken by written consent or consents of the stockholders of the Company if: (i) such consent or consents are signed by or on behalf of the holders of outstanding shares of stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all outstanding shares of stock of the Company entitled to vote on the action were present and voted; and (ii) such consent or consents are delivered to the Company in accordance with the DGCL. Under the Delaware Charter, “Trigger Date” means the date when Investor (as defined below) ceases to beneficially own, in the aggregate, 40% of the total voting power of the outstanding shares of stock of the Corporation entitled to vote for the election of directors (other than any directors (“Preferred Stock Directors”) elected pursuant to rights granted to holders of any series of Preferred Stock, par value $0.0001 per share, of the Company (“Preferred Stock”)).
Pursuant to Section 266 of the DGCL, the Nevada Reincorporation may be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.
As of the Record Date, the Consenting Stockholders held 4,305,864 shares of Common Stock, representing approximately 50.5% of the voting power of the outstanding shares of capital stock of the

Company. See “Security Ownership of Certain Beneficial Owners and Management” for the amount and nature of the beneficial ownership of the shares of Common Stock held by the Consenting Stockholders.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you. Approval of the holders of a majority of the voting power of the outstanding Common Stock was required to approve the Nevada Reincorporation.
As of the Record Date, there were 8,500,694 shares of Common Stock outstanding and entitled to vote. On January 22, 2026, the Company received the Written Consent from the Consenting Stockholders approving the Nevada Reincorporation. Receipt of the Written Consent from the Consenting Stockholders representing a majority of the voting power of the outstanding shares of capital stock of the Company, on a combined basis, following approval by our board of directors, satisfies the requirements of Section 266 of the DGCL and Article 8(a) of the Delaware Charter.
Notice Pursuant to Section 228(e) of the DGCL
Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.
Principal Terms of the Nevada Reincorporation
Our board of directors has unanimously approved and recommended that our stockholders approve the Nevada Reincorporation and adopt the Nevada Reincorporation Resolutions.
The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Section 92A.195 of the Nevada Revised Statutes (as amended, “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement.
Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:
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The Company will continue in existence as a Nevada corporation and will continue to operate our business under its current name, “Resolute Holdings Management, Inc.” The corporate existence of Resolute Holdings Management, Inc. will not cease at any time.

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The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

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The Company will cease to be governed by the Delaware Charter, which is included as Appendix C to this Information Statement, and the Delaware Bylaws, which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Nevada Reincorporation? — Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

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The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).

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Each outstanding share of our Common Stock will be automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Nevada Corporation (“Nevada Corporation Common Stock”) pursuant to the Plan of Conversion.

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Stockholders will not need to exchange their existing book entry shares for new book entry shares.

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Each outstanding option or other right to acquire shares of our Common Stock, as applicable, will continue in existence and automatically become an option or other right to acquire an equal number of shares of Nevada Corporation Common Stock under the same terms and conditions.

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Our Common Stock will continue to be traded on The New York Stock Exchange under the symbol “RHLD”. We do not expect any interruption in the trading of our Common Stock as a result of the Nevada Reincorporation.

In connection with the Nevada Reincorporation, the Company intends to make filings with the Nevada Secretary of State and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Nevada Reincorporation.
The Nevada Reincorporation may be delayed by our board of directors, or the Plan of Conversion may be terminated and abandoned by action of our board of directors, at any time prior to the effectiveness of the conversion (the “Effective Time”), if our board of directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.
Appraisal Rights
Holders of our Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation.
Background of the Nevada Reincorporation
On February 28, 2025, the Company completed a spin-off from its former parent, GPGI, Inc., a Delaware corporation formerly known as CompoSecure, Inc. (“GPGI”), to form a differentiated alternative asset management platform. Prior to the spin-off, the Company was formed as Delaware corporation on September 27, 2024. At that time all of GPGI’s subsidiaries, including the Company, were organized as corporations or limited liability companies under Delaware law. A large number of U.S. companies have historically chosen Delaware as their state of incorporation or formation because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters. Following the spin-off, our board of directors and senior management considered the Company’s state of incorporation in response to a number of factors, including developments in the legal environment in Delaware, Nevada and Texas, and determined to pursue the Nevada Reincorporation for the reasons discussed below.
The Board of Directors’ Evaluation of the Nevada Reincorporation
Our board of directors and senior management regularly monitor and receive advice from Paul, Weiss, Rifkind, Wharton & Garrison LLP, the Company’s outside counsel, regarding, among other things, the legal environment for corporations and legislative developments affecting corporate governance.
At a regular meeting held on December 9, 2025, with a representative of the Company’s outside counsel in attendance, our board of directors discussed a number of matters, including recent developments and litigation in Delaware, initiatives by other states, including Nevada and Texas, aimed at enhancing their attractiveness as jurisdictions of incorporation and a potential reincorporation of the Company. Following these discussions, our board of directors requested that its outside counsel undertake a review of corporate law in Delaware, Nevada and Texas and advise our board of directors and senior management on benefits and risks of a potential reincorporation of the Company.
In December 2025, the Company’s outside counsel advised our senior management on, among other things: differences in corporate law in Delaware, Nevada and Texas; certain risks to remaining in Delaware and certain potential benefits to exiting Delaware; and a potential timeline for reincorporating the Company. Following these discussions, after considering various alternatives, our senior management proposed to our board of directors a potential reincorporation of the Company to Nevada.

On January 2, 2026, our board of directors held a special meeting, with a representative of its outside counsel in attendance, to discuss certain matters, including the proposed reincorporation of the Company to Nevada. Our board of directors discussed the litigation environments in Delaware and Nevada, the law pertaining to controlling stockholders, the costs and time involvement of management in connection with stockholder litigation in Delaware and Nevada, the possibility of diminished litigation in Nevada, the statutory focus of Nevada, market factors pertaining to reincorporation and capital markets considerations. Following this discussion, after considering various risks and benefits of the proposed reincorporation, our board of directors unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation and adopt the Nevada Reincorporation Resolutions.
Recommendation of the Board of Directors
Our board of directors has unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolution. On January 22, 2026, the Consenting Stockholders approved the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopted the Nevada Reincorporation Resolution by written consent in lieu of a meeting.
Reasons for the Nevada Reincorporation
Our board of directors believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders. Our board of directors determined that it would be advantageous for the Company to be able to operate with agility in a predictable, statute-focused legal environment, which will better allow the Company to respond to emerging business trends and conditions as needed. Our board of directors considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law, including that, among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which has the potential to decrease reliance on judicial interpretation and promote stability and certainty for corporate decision-making. Our board of directors also considered the increasingly active litigation environment in Delaware, which has engendered costly and often meritless litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team.
Certain Risks Associated with the Nevada Reincorporation
Although our board of directors believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
Certain Differences Between Delaware and Nevada Law
Although our board of directors believes that the rights of stockholders under the DGCL and the NRS are similar in many respects, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. See the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Nevada Law” below. For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.
In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.
Our board of directors has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The most potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills and classified boards. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods (15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada), and in Nevada a corporation is subject to these prohibitions only if it is a “resident domestic corporation”, which is a Nevada corporation that has 200 or more stockholders of record (as defined in NRS 78.427). Under the Delaware Charter, an “interested stockholder” does not include Investor, any direct or indirect transferee of Investor, any of their respective affiliates, any person managed by any member of Investor pursuant to a management agreement or similar agreement, any successor of any of the foregoing persons or any “group” or any member of any such “group” to which such persons are a party under Rule 13d-5 of the Exchange Act. At such time, if any, that the Company becomes a resident domestic corporation, the Company shall be subject to NRS 78.411 to 78.444, inclusive (collectively, the “Nevada Combinations Statutes”), which set forth various requirements related to a combination (as defined in NRS 78.416) of a resident domestic corporation with an interested stockholder (as defined in NRS 78.423). The Nevada Reincoporation Resolutions, which were unanimously approved by our board of directors, provide that, to the fullest extent permitted by the Nevada Combinations Statutes, at such time, if any, that the Company becomes subject to the Nevada Combinations Statutes, the Nevada Combinations Statutes will not apply to Investor or restrict any combination with the Company in any way involving or relating to Investor. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and consider the long-term interests of the corporation and its stockholders. “Investor”, means (i) when used in the Delaware Charter and the Delaware Bylaws, Resolute Compo Holdings LLC and Resolute ManCo Holdings LLC, together with their respective affiliates and successors and assigns (other than the Company and its subsidiaries), and (ii) when used in the Nevada Charter and the Nevada Bylaws, Resolute Compo Holdings LLC and Resolute ManCo Holdings LLC, either individually or collectively, and together with their respective affiliates (including as defined in NRS 78.412) and associates (including as defined in NRS 78.413), and any other individual or entity that may be deemed for any purpose to be a beneficial owner (including as defined in NRS 78.414) or otherwise have or share beneficial ownership of any of the foregoing, and their respective successors and assigns (other than the Company and its subsidiaries).
Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.

Transaction Costs and Litigation Risk
We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.
It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to, among other things, pay substantial monetary damages or attorneys’ fees.
What Changes After Nevada Reincorporation?
The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.
Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.
Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers
The Delaware Charter provides that no director or officer will be personally liable to the Company or its stockholders for monetary damages for any breach of his or her fiduciary duties as a director, except to the extent that such exemption from liability or limitation is not permitted under the DGCL.
The DGCL precludes exculpation for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) the payment of unlawful
The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person’s act or failure to act constituted a breach of such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of law. Note that Nevada law, which covers both

Provision	Delaware	Nevada
	dividends, stock repurchases or redemptions or (iv) any transaction in which the director received an improper personal benefit.	directors and officers, does not categorically exempt breaches of duty of loyalty from exculpation. Liability of directors for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.
Charter Regarding Forum Adjudication for Disputes	Under the Delaware Charter, unless we consent in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, then another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware) is the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine, except that the foregoing sentence does not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction.	Under the Nevada Bylaws, unless we consent in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada (the “Eighth Judicial District Court”) (or, if the Eighth Judicial District Court lacks jurisdiction over such action or proceeding, then another court of the State of Nevada or, if no court of the State of Nevada has jurisdiction, then the United States District Court for the District of Nevada) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Company in such capacity, (iii) any action asserting a claim arising pursuant to any provision of NRS Title 7, the Nevada Charter or the Nevada Bylaws, including any other internal action (as defined in NRS 78.046 or any successor statute), or (iv) any action asserting a claim governed by the internal affairs doctrine, except that foregoing sentence will not apply to claims arising under the Securities Act, the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction.

Provision	Delaware	Nevada
	The Delaware Charter also provides that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America are the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.	The Nevada Charter also provides that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.	The NRS, and consistent therewith, the Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.
Bylaws Regarding Officers	The officers of the Company will include any officers required by the DGCL, each of whom will be elected by the Board of Directors and who will hold office for such terms as shall be determined by our board of directors and until their successors are elected and qualified or until their earlier resignation or removal. The Company may have such other officers as our board of directors may deem desirable or appropriate.	The officers of the Corporation shall include a President, Secretary and a Treasurer or the equivalent thereof, each of whom will be elected by the Board of Directors and who will hold office for such terms as shall be determined by our board of directors and until their successors are elected and qualified or until their earlier resignation or removal. The Company may have such other officers as our board of directors may deem desirable or appropriate.
Bylaws Regarding Notice of Stockholders’ Meetings	Under the Delaware Bylaws, a notice of a stockholders’ meeting must state: (i) the place, if any, date and time of the meeting; (ii) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting; (iii) the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of	Under the Nevada Bylaws, a notice of a stockholders’ meeting must state: (i) the physical location, if any, date and time of the meeting; (ii) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting; (iii) the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of

Provision	Delaware	Nevada
	the meeting; and (iv) in the case of a special meeting, the purpose or purposes for which the meeting is called.	the meeting; and (iv) in the case of a special meeting, the purpose or purposes for which the meeting is called, provided, however, that (a) if a proposed plan of merger, conversion or exchange is to be submitted to a vote at the meeting, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan, and (b) if a proposed action creating dissenter’s rights is to be submitted to a vote at the meeting, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutory provisions.
Charter and Bylaws Regarding Removal of Directors	The Delaware Charter provides that any director may only be removed for cause by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Company then entitled to vote at an election of directors. The Delaware Bylaws provide that directors may be removed in accordance with the Delaware Charter.	Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The Nevada Charter provides that any director may only be removed for cause by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Company then entitled to vote at an election of directors. The Nevada Bylaws provide that directors may be removed in accordance with the Nevada Charter.
Bylaws Regarding Committees	Under the DGCL and the Delaware Bylaws, no committee of our board of directors shall have the power or authority to: (i) approve or adopt, or recommend to our stockholders, any action or matter (other than the election or removal of directors) expressly required by	The NRS, and therefore, the Nevada Bylaws, do not contain a similar limitation on the authority of board committees.

Provision	Delaware	Nevada
law to be submitted to stockholders for approval or (ii) adopt, amend or repeal the Delaware Bylaws.
Bylaws Regarding Acquisition of Controlling Interest Statutes	The Delaware Bylaws do not contain a similar provision, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.	The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”
Anti-Takeover Implications of the Nevada Reincorporation
The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board of directors. Moreover, as of the date of this Information Statement, the Consenting Stockholders beneficially own approximately 50.5% of the voting power of the Company’s capital stock, and accordingly currently have the ability to discourage, delay, or prevent any attempt to acquire control of the Company. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our board of directors can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our board of directors may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.
Our board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, our board of directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our board of directors the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.
Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow our board of directors alone to fill any directorship vacancies and to set the size of the board of directors. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with

“interested stockholders” more stringently than the DGCL does in certain respects. Nevada also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of that statute in the Nevada Bylaws.
Our board of directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of our board of directors.
Certain Differences in Stockholder Rights under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.
Increasing or Decreasing Authorized Capital Stock
The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the increase or decrease of the authorized shares and the issued and outstanding shares of such class or series is proportionate and the action taken does not adversely change or alter any right or preference of any other class or series of outstanding shares (unless the articles of incorporation specifically deny the right of holders of shares whose rights or preferences are adversely affected to vote on such increase or decrease) and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.
The Delaware Charter provides that our Board is classified into three classes. Similarly, the Nevada Charter provides for a classified board of directors that is classified into three classes.
Cumulative Voting
Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.
Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors.

The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.
Vacancies
Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Under both the Delaware Charter and the Nevada Charter, our board of directors has the sole power to fill any vacancy on our board of directors, whether such vacancy occurs as a result of an increase in the number of directors or otherwise.
Removal of Directors
Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Under the Delaware Charter, our board of directors is classified, and any director may only be removed for cause, and by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Company then entitled to vote an election of directors.
The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares or the applicable class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause (although corporations are free to specify otherwise in the articles of incorporation). Under the Nevada Charter, our board of directors is classified, and any director may only be removed for cause by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Company then entitled to vote an election of directors.
Fiduciary Duties and Business Judgment
Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.
Flexibility for Decisions, including Takeovers
Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.
The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are potentially greater than those granted to directors of Delaware corporations.
Limitation on Personal Liability of Directors and Officers
The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.
The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director and officer liability to the fullest extent permitted by Delaware and Nevada law, respectively.
Jury Waiver
As permitted by the NRS, the Nevada Charter will provide that any internal action (i.e., an action: brought in the name or right of the Company or on its behalf; for or based upon any breach of any fiduciary duty owed by any director, officer or controlling stockholder of the corporation in such capacity; or asserting a claim pursuant to any provision of NRS Title 7 or the Nevada Charter or Nevada Bylaws) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This provision will operate as a waiver of the right to trial by jury by each party to any such internal action.
Indemnification
The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another entity. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and in a manner the person reasonably believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.
No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.
The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.
Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.
Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.
Director Compensation
The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.
Action by Written Consent of Directors
Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.
Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent notice requirement under the NRS.
The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.
Under both the Delaware Charter and the Nevada Charter, (i) prior to the Trigger Date, any action required or permitted to be taken by the stockholders of the Company, including but not limited to the election of directors, may be taken by written consent or consents of the stockholders of the Company if: (x) such consent or consents are signed by or on behalf of the holders of outstanding shares of stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all outstanding shares of stock of the Company entitled to vote on the action were present and voted; and (y) such consent or consents are delivered to the Company; and (ii) following the Trigger Date, subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by stockholders of the Company must be effected at a duly called annual or special meeting of stockholders.
Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.
The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.
The Delaware Charter and the Nevada Charter provide that any dividends or distributions paid to the holders of our Common Stock will be paid pro rata on a per share basis.
Restrictions on Business Combinations
Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and the Nevada Combinations Statutes.
Companies are entitled to opt out of the business combination provisions of Section 203 of the DGCL and the Nevada Combinations Statutes. The Delaware Charter provides that we are not governed by Section 203 of the DGCL which, in the absence of such provisions, would have imposed additional requirements regarding mergers and other business combinations. However, the Delaware Charter includes a provision that restricts us from engaging in any business combination with an interested stockholder for three years following the date that person becomes an interested stockholder. These restrictions will not apply to any business combination involving any of the persons described below that are excluded from the definition of “interested stock,” on the one hand, and us, on the other. Additionally, we would be able to enter into a business combination with an interested stockholder if:
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before that person became an interested stockholder, our Board approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination;

•
upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) stock held by directors who are also officers of the Company and by employee stock plans that do not provide employees with the right to determine confidentially whether shares held under the plan will be tendered in a tender or exchange offer; or

•
following the transaction in which that person became an interested stockholder, the business combination is approved by our Board and authorized at a meeting of stockholders by the affirmative vote of the holders of at least 66 2∕3% of our outstanding voting stock not owned by the interested stockholder.

In general, a “business combination” is defined to include mergers, asset sales and other transactions resulting in financial benefit to a stockholder and an “interested stockholder” is any person who, together with affiliates and associates, is the owner of 15% or more of our outstanding voting stock or is our affiliate or associate and was the owner of 15% or more of our outstanding voting stock at any time within the three-year period immediately before the date of determination. Under the Delaware Charter, an “interested stockholder” does not include Investor, any direct or indirect transferee of Investor, any of their respective affiliates, any person managed by any member of Investor pursuant to a management agreement or similar agreement, any successor of any of the foregoing persons or any “group,” or any member of any such “group,” to which such persons are a party under Rule 13d-5 of the Exchange Act.
At such time, if any, that the Company becomes a resident domestic corporation, the Company will be subject to the Nevada Combinations Statutes. In general, the Nevada Combinations Statutes regulate combinations more stringently than the provisions in the Delaware Charter. The NRS imposes a moratorium of up to four years versus the three-year moratorium on business combinations with “resident domestic corporations”, which are Nevada corporations that have 200 or more stockholders of record. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power of the resident domestic corporation or an affiliate or associate thereof who at any time within two previous years was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. However, NRS 78.437 provides that the Nevada Combinations Statutes do not apply to any combination with an interested stockholder who, among other things, first became an interested stockholder on the date that the resident domestic corporation first became a resident domestic corporation solely as a result of the corporation becoming a resident domestic corporation. The Nevada Reincorporation Resolutions, which were unanimously approved by our board of directors, provide that, to the fullest extent permitted by the Nevada Combinations Statutes, at such time, if any, that the Company is subject to the Nevada Combinations Statutes, the Nevada Combinations Statutes will not apply to Investor or restrict any combination (as defined in NRS 78.416) with the Company in any way involving or relating to Investor.
Acquisition of Controlling Interests
In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive, which are sometimes referred to as the Nevada “control share” statute. Delaware law does not have similar provisions.
Pursuant to the Nevada control share statute, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The control share statute provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.
The control share statute does not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the control share statute provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. The control share statute provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws, the Company has opted out of these provisions.
Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling, leasing or exchanging all or substantially all of its assets must authorize such merger or sale of assets by vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that some sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to demand a payment in cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion, transfer, domestication or continuance (subject to certain exceptions as set forth in Section 262 of the DGCL), provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, in each case unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, conversion, transfer, domestication or continuance. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.
Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies certain requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Charter and the Delaware Bylaws, prior to the Trigger Date, a special meeting of stockholders may be called only: (i) by or at the direction of the Executive Chairman of our board of directors or our board of directors pursuant to a resolution or resolutions thereof; or (ii) with respect to any action required or permitted to be taken by stockholders of the Company, by the Secretary of the Company (or, if there is no Secretary of the Company, the Executive Chairman of our board of directors) at the written request of the holders of a majority of the total voting power of the outstanding shares of stock of the Company that would be entitled to vote on such action. Following the Trigger Date, except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders may be called only by: (a) the Executive Chairman of our board of directors; or (b) the

Secretary of the Company (or, if there is no Secretary of the Company, the Executive Chairman of our board of directors) at the direction of a majority of the directors then in office. Special meetings of stockholders may not be called by any person other than the foregoing persons. The Nevada Charter and the Nevada Bylaws contain substantially similar provisions.
Annual Meetings Pursuant to Petition of Stockholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last annual meeting at which directors were elected.
Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.
Quorum and Voting
The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (i) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that except where otherwise required by law or the Delaware Charter or the Delaware Bylaws, at each meeting of stockholders, the holders of a majority of the total voting power of the outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at such meeting. The Delaware Bylaws provide that, subject to the rights of holders of Preferred Stock with respect to the election of any Preferred Stock Directors, directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise provided by law or by the Delaware Charter or the Delaware Bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders.
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.
Stockholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer potential wrongdoing. The Delaware statute generally limits the scope of documents that can be obtained to specified books and records, such as governing documents, annual financial statements, communications with stockholders, and minutes of the board of directors and materials provided to the board of directors. The statute, however, also preserves an exception for stockholders to obtain information beyond specified records where a corporation does not have certain categories of information or where stockholders show, among other things, a compelling need for additional records.
Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.
In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares or any other information concerning any person having an interest in the corporation. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Delaware Charter provides that, to the fullest extent permitted by law, the doctrine of “corporate opportunity” does not apply to or against Investor, any of our non-employee directors or any of their respective affiliates in a manner that would prohibit them from investing in competing businesses. The Nevada Charter contains substantially similar provisions.
Franchise Tax Savings and Filing Fees
Typically, annual franchise taxes paid to the State of Delaware are approximately $250,000 for a company of our size (giving effect to GPGI’s combination with Husky Technologies Limited completed on January 12, 2026), which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and a fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.
Certain Matters That Will Not Change After Nevada Reincorporation
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.
No Change in Business, Jobs or Physical Location
The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). We intend to maintain our corporate headquarters in New York.

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
No Securities Law Consequences
We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Common Stock would continue to be listed on The New York Stock Exchange and traded under the symbol “RHLD”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.
No Material Accounting Implications
Effecting the Nevada Reincorporation will not have any material accounting implications.
Certain U.S. Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Reincorporation to holders of shares of Common Stock, each of which shares will be converted into one outstanding share of Nevada Corporation Common Stock.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Information Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of shares of Common Stock that are U.S. holders (as defined below) and that hold their shares of Common Stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of shares of Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding the Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.
Treatment of the Nevada Reincorporation
We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•
no gain or loss will be recognized by, and no amount will be included in the income of, a holder of Common Stock upon the conversion of such Common Stock into Nevada Corporation Common Stock in connection with the Nevada Reincorporation;

•
the aggregate tax basis of the shares of Nevada Corporation Common Stock received by a holder of shares of Common Stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of Common Stock converted into such shares of Nevada Corporation Common Stock; and

•
the holding period of the shares of Nevada Corporation Common Stock received by a holder of Common Stock in connection with the Nevada Reincorporation will include the holding period of the shares of Common Stock converted into such shares of Nevada Corporation Common Stock.

Stockholders that have acquired different blocks of Common Stock at different times or at different prices, and whose blocks of such Common Stock are converted into shares of Nevada Corporation Common Stock in connection with the Nevada Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Nevada Corporation Common Stock.
Appraisal Rights
Holders of our Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Information Statement.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of Common Stock as of January 12, 2026 by:
•
each of the Company’s current directors and NEOs;

•
all current directors and executive officers of the Company as a group, and

•
each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of January 12, 2026.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.
	Amount and Nature of Beneficial Ownership	Percentage of Class/ Total Voting Power(2)
Directors and Named Executive Officers(1)
David M. Cote(3)	1,866	*
Kurt Schoen(4)	1,900	*

	Amount and Nature of Beneficial Ownership	Percentage of Class/ Total Voting Power(2)
Thomas R. Knott(5)	4,107,534	48.3%
John D. Cote(5)	4,306,380	50.7%
Joseph J. DeAngelo(6)	516	*
Roger Fradin(7)	516	*
Paul Galant(8)	8,206	*
Wayne Hewett	—	—
Brian Hughes(9)	8,374	*
Mark James(10)	4,100	*
Timothy Mahoney(11)	9,207	*
Dr. Krishna Mikkilineni(12)	516	*
Jane J. Thompson(13)	8,639	*
Directors and Executive Officers as a Group (13 persons)	4,350,220	51.2%
Principal Stockholders
Tungsten 2024 LLC(5)	4,180,864	49.2%

Notes:
*
Less than 1%.

(1)
The business address of each of our directors and NEOs is c/o Resolute Holdings Management, Inc., 445 Park Avenue, Suite 5B, New York, NY 10022.

(2)
The beneficial ownership of the Company as of January 12, 2026 is based on 8,500,694 shares of Common Stock outstanding as of such date.

(3)
Includes 1,866 shares of Common Stock owned by Mr. David M. Cote’s spouse, of which Mr. David M. Cote disclaims beneficial ownership.

(4)
Includes 1,900 shares of Common Stock owned directly by Mr. Schoen.

(5)
Based on a Schedule 13D/A filed with the SEC by Resolute ManCo Holdings LLC (“Resolute ManCo Holdings”), Tungsten 2024 LLC (“Tungsten”), John D. Cote and Thomas Knott and C 323 Holdings, LLC (“C 323 Holdings”) on March 19, 2025. Tungsten is the record holder of 73,330 shares of Common Stock. Resolute ManCo Holdings LLC (“Resolute ManCo Holdings”) is the record holder of 4,107,534 shares of Common Stock. Tungsten is the managing member of Resolute ManCo Holdings. Mr. John D. Cote is the manager of Tungsten. Mr. Knott is the sole member and manager of C 323 Holdings. C 323 Holdings is a member of Resolute ManCo Holdings. Tungsten has the right to vote and dispose of the shares of Common Stock it holds of record and, as the managing member of Resolute ManCo Holdings, has the right to vote and dispose of the shares of Common Stock held of record by Resolute ManCo Holdings, subject to certain consultation rights held by C 323 Holdings. Accordingly, each of Tungsten and Mr. John D. Cote may be deemed to share beneficial ownership of the shares of Common Stock held of record by Tungsten, and each of Resolute ManCo Holdings, Tungsten, Mr. John D. Cote, C 323 Holdings and Mr. Knott may be deemed to share beneficial ownership of the shares of Common Stock held of record by Resolute ManCo Holdings. Ridge Valley LLC, of which Mr. John D. Cote serves as manager, is the record holder of 125,000 shares of Common Stock. Mr. John D. Cote may be deemed to share beneficial ownership of the shares of Common Stock held of record by Ridge Valley LLC. The address of each of Resolute ManCo Holdings, Tungsten, Mr. Cote and C 323 Holdings and Mr. Knott is 445 Park Avenue, Suite 5B, New York, NY 10022. Includes 516 shares of Common Stock underlying options held by Mr. John D. Cote that are exercisable within 60 days of January 12, 2026.

(6)
Includes 516 shares of Common Stock underlying options held by Mr. DeAngelo that are exercisable within 60 days of January 12, 2026.

(7)
Includes 516 shares of Common Stock underlying options held by Mr. Fradin that are exercisable within 60 days of January 12, 2026.

(8)
Includes (i) 7,690 shares of Common Stock held directly by Mr. Galant and (ii) 516 shares of Common Stock underlying options held by Mr. Galant that are exercisable within 60 days of January 12, 2026.

(9)
Includes (i) 7,858 shares of Common Stock held directly by Mr. Hughes and (ii) 516 shares of Common Stock underlying options held by Mr. Hughes that are exercisable within 60 days of January 12, 2026.

(10)
Includes (i) 1,797 shares of Common Stock held by the Mark R James Revocable Trust, of which Mr. James is the trustee, (ii) 1,787 shares of Common Stock held by the Tammy James Revocable Trust — Mark & Tammy James TTEES, of which Mr. James and his spouse are the trustees, and (iii) 516 shares of Common Stock underlying options held by Mr. James that are exercisable within 60 days of January 12, 2026.

(11)
Includes 9,207 shares of Common Stock held directly by Mr. Mahoney.

(12)
Includes 516 shares of Common Stock underlying options held by Dr. Mikkilineni that are exercisable within 60 days of January 12, 2026.

(13)
Includes (i) 8,123 shares of Common Stock held directly by Ms. Thompson and (ii) 516 shares of Common Stock underlying options held by Ms. Thompson that are exercisable within 60 days of January 12, 2026.

Delivery of Documents to Security Holders Sharing an Address
If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at its principal executive offices, located at 445 Park Avenue, Suite 5B, New York, NY 10022.
If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to the Company at its principal executive offices, or call the Company at (212) 256-8405. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Majority Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.
Where You Can Find More Information About Us
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.
By Order of the Board of Directors,
/s/ David M. Cote

Executive Chairman of the Board of Directors
February 9, 2026

Appendix A
RESOLUTIONS
OF
THE BOARD OF DIRECTORS
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
January 2, 2026
WHEREAS, the Board of Directors (the “Board”) of Resolute Holdings Management, Inc. (the “Company”) has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Section 92A.195 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders;
WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;
WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of NRS 92A.205 (the “Articles of Conversion”) to be properly executed and filed in accordance with NRS 92A.210 and 92A.230 and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;
WHEREAS, at the Effective Time, each share of Common Stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Common Stock, par value $0.0001 per share, of the Converted Corporation (“Converted Corporation Common Stock”);
WHEREAS, the Company maintains and sponsors certain equity incentive-related plans, sub-plans and agreements (the “Equity Plans”), including but not limited to those listed in Exhibit D attached hereto, providing for the grant or award of equity awards covering the right to purchase shares and other rights to acquire shares of the Company Common Stock as provided for in the applicable Equity Plan (collectively, “Awards”) to eligible participants of the Equity Plans including employees, directors and consultants;
WHEREAS, the Company maintains and sponsors certain benefits and compensation arrangements, policies, programs and agreements (including all administrative and service agreements thereunder) (the “Benefits Plans”), including but not limited to those listed in Exhibit E attached hereto;
WHEREAS, the Board has determined that in connection with and contingent upon the Nevada Reincorporation it is in the best interests of the Company and its stockholders for the Converted Corporation to assume the Equity Plans and the Benefits Plans, including for purposes of granting future awards and benefits thereunder, and to assume all outstanding Awards under the Equity Plans;
WHEREAS, the Board has determined that in connection with the assumption of the Equity Plans and Awards, the following adjustments shall be made on a one-to-one-basis under each Equity Plan, and the relevant kind of shares subject to Awards shall be adjusted to relate to the Converted Corporation: (i) the maximum number of shares reserved for issuance under the Equity Plan, (ii) the number of Awards that can be granted to any one individual participant in any calendar year, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Equity Plan, and (iv) the price for each share subject to any outstanding Awards under the Equity Plan;
WHEREAS, NRS 78.411 to 78.444, inclusive (collectively, the “Nevada Combinations Statutes”), set forth various requirements related to a combination (as defined in NRS 78.416) of a Nevada corporation that is a resident domestic corporation (as defined in NRS 78.427) with an interested stockholder (as defined in NRS 78.423);
WHEREAS, at such time, if any, that the Company becomes a resident domestic corporation, the Company shall be subject to the Nevada Combinations Statutes;
WHEREAS, NRS 78.437 provides that the Nevada Combinations Statutes do not apply to any combination with an interested stockholder who, among other things, first became an interested stockholder on the date that the resident domestic corporation (as defined in NRS 78.427) first became a resident domestic corporation solely as a result of the corporation becoming a resident domestic corporation;
WHEREAS, Resolute Compo Holdings LLC and Resolute ManCo Holdings LLC (either individually or collectively, and together with their respective affiliates (including as defined in NRS 78.412) and associates (including as defined in NRS 78.413), and any other individual or entity that may be deemed for any purpose to be a beneficial owner (including as defined in NRS 78.414) or otherwise have or share beneficial ownership of any of the foregoing, and their respective successors and assigns (other than the Company and its subsidiaries), collectively, “Investor”) may constitute an interested stockholder at such time, if any, that the Company shall be subject to the Nevada Combinations Statutes;
WHEREAS, absent an applicable exception, the Nevada Combinations Statutes would prohibit, for up to four years, combinations unless the combination complies with the requirements of the articles of incorporation of the resident domestic corporation and the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors of the resident domestic corporation before the person first became an interested stockholder; and
WHEREAS, the Board has determined it is advisable and in the best interests of the Company and its stockholders to undertake each of the actions set forth below in connection with the Nevada Reincorporation.
NOW, THEREFORE, IT IS HEREBY:
Nevada Reincorporation
RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are advisable and in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents; and it is further
RESOLVED, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and hereby are, in all respects approved and adopted; and it is further
RESOLVED, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company, including by written consent in lieu of a meeting; and it is further
RESOLVED, that the Board hereby recommends that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions; and it is further
RESOLVED, that subject to and conditioned upon the prior approval and adoption by the Company’s stockholders of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments, with such changes therein or modifications thereto as any Authorized Officer shall determine advisable, appropriate, convenient or necessary, with such determination being conclusively evidenced by such Authorized Officer’s execution, filing or delivery thereof, and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion and the Nevada Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to The New York Stock Exchange; and (f) the filing of one or more Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation; and it is further
RESOLVED, that, notwithstanding the approval and adoption by the Company’s stockholders, the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the Company’s stockholders; and it is further
RESOLVED, that any shares of Converted Corporation Common Stock may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer; and it is further
Record Date
RESOLVED, that the close of business on January 12, 2026 be, and hereby is, fixed as the record date for determining the stockholders of record of the Company entitled to consent to the Nevada Reincorporation without a meeting; and it is further
Information Statement Materials
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation (collectively, the “Information Statement Materials”); and it is further
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Information Statement Materials, as applicable, with the Securities and Exchange Commission (the “SEC”), together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements; and it is further
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Information Statement Materials; and it is further
Other SEC Filings
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take any action to prepare or cause to be prepared and to file or cause to be filed with the SEC and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions; and it is further
Board of Directors of the Converted Corporation
RESOLVED, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; and it is further
RESOLVED, that, in accordance with the Plan of Conversion, at the Effective Time, David Cote shall continue to serve as the executive chairman of the board of directors of the Converted Corporation at the pleasure of the board of directors of the Converted Corporation; and it is further
RESOLVED, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and, for the avoidance of doubt, the governing laws of the State of Nevada, and not the State of Delaware, shall apply, and the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation; and it is further
Executive Officers of the Converted Corporation
RESOLVED, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Converted Corporation under Rule 3b-7 of the Exchange Act and “officers” of the Converted Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers”, as applicable, as of immediately prior to the Effective Time, each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation, or removal; and it is further
Equity Plans and Benefit Plans
RESOLVED, that contingent upon and effective as of the consummation of the Nevada Reincorporation, the Board hereby authorizes, directs and approves the assumption by the Converted Corporation of the Equity Plans and the Benefits Plans, and the transfer of sponsorship of the Benefit Plans to the Converted Corporation; and it is further
RESOLVED, that upon the assumption of the Equity Plans, the number of shares of Company Common Stock reserved for future issuance under the Equity Plans and the maximum number of shares of Company Common Stock reserved for issuance under the Equity Plans shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis, and such shares shall be shares of Converted Corporation Common Stock; and it is further
RESOLVED, that upon the assumption of the Equity Plans, the number of Awards that can be granted to any one individual participant in any calendar year under an Equity Plan shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis; and it is further

RESOLVED, that upon the assumption of the Equity Plans, the exercise price (if any) of all outstanding and unexercised Awards and the number of shares subject to each outstanding Award shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis; and it is further
RESOLVED, that the Board hereby authorizes and approves the assumption by the Converted Corporation of all outstanding Awards, reserves a sufficient number of shares of Converted Corporation Common Stock under the Equity Plans for issuance upon exercise of such Awards on a one-to-one basis, and authorizes the issuance of the shares of Converted Corporation Common Stock thereunder upon such exercise and in accordance with the terms thereof; and it is further
RESOLVED, that contingent on the consummation of the Nevada Reincorporation and following the Nevada Reincorporation, (i) all references to the “Company” in the Equity Plans and the agreements or contracts related to outstanding Awards refer to the Converted Corporation rather than the Company, (ii) all references to “Common Stock” (or similar term) of the Company refer to “Common Stock” (or similar term) of the Converted Corporation, (iii) all shares issued under the applicable Equity Plan or non-plan equity award agreement shall be Converted Corporation Common Stock (subject to adjustment pursuant to the terms of the applicable Equity Plan or agreement), (iv) the Converted Corporation shall be entitled to grant awards covering shares of Converted Corporation Common Stock under the Equity Plans, subject to the terms and conditions thereto, and (v) any other changes necessary to effect the Nevada Reincorporation shall be deemed made; and it is further
RESOLVED, that each of the assumed Awards under the Equity Plans will continue to have, and be subject to, the same terms and conditions (including, if applicable, the vesting arrangements and other terms and conditions set forth in the applicable Equity Plan and the applicable Award agreement), except that the outstanding awards under the Equity Plans settleable in stock will be settled in shares of the Converted Corporation Common Stock; and it is further
RESOLVED, that contingent on the consummation of the Nevada Reincorporation, the Company hereby assigns to the Converted Corporation all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and the Converted Corporation hereby assumes all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and is the successor to the Company for all purposes under the Equity Plans and the Benefits Plans; and it is further
RESOLVED, that immediately upon the assumption of each Equity Plan, the Compensation Committee of the board of directors of the Converted Corporation shall become the Administrator (as defined in such Equity Plans) of each such Equity Plan and shall have any and all authority of the Administrator and any and all authority otherwise previously assigned to the Compensation Committee of the Board by the Board with respect thereto; and it is further
RESOLVED, that the Board acknowledges and determines that the Nevada Reincorporation does not constitute a “change of control”, “change in control”, “Business Combination”, “Sale” or similar term for purposes of the Equity Plans and Benefits Plans; and it is further
RESOLVED, that the Board acknowledges and determines that the Nevada Reincorporation constitutes a reorganization of the Company, effected without change to ownership, and therefore no acceleration of vesting, exercisability or deliverability under the Equity Plans or Awards shall occur; and it is further
Combinations with Interested Stockholders
RESOLVED, that, to the fullest extent permitted by the Nevada Combinations Statutes (including, without limitation, NRS 78.437(2) and 78.438(1)(a)), at such time, if any, that the Company shall be subject to the Nevada Combinations Statutes, the Nevada Combinations Statutes shall not apply to Investor, nor shall the Nevada Combinations Statutes restrict any combination in any way involving or relating to Investor; and it is further

General Authorization
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and empowered to execute and deliver such other documents, notices, certificates, and instruments, to pay any such fees and expenses and to take such other or further action as may be necessary or in their opinion appropriate to effect the intent and purpose of the foregoing resolutions; and it is further
RESOLVED, that all actions heretofore taken by any Authorized Officer in connection with the documents, agreements, filings, notices or transactions contemplated by the foregoing resolutions are hereby authorized, approved, adopted, ratified and confirmed in all respects as and for the acts and deeds of the Company.

Appendix B
PLAN OF CONVERSION
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of             , 2026 to convert Resolute Holdings Management, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Resolute Holdings Management, Inc.” (the “Converted Entity”).
1.   Converting Entity.   The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
2.   Converted Entity.   The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”). The name of the Converted Entity shall be Resolute Holdings Management, Inc.
3.   The Conversion.   The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.
4.   Filing of Conversion Documents; Effective Time.   As soon as practicable following the satisfaction of the conditions set forth in Section 9 hereof, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12 hereof, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 and NRS 92A.230 (the “Articles of Conversion”) and the articles of incorporation of the Converted Entity (the “Nevada Charter”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or the DGCL in connection with the Conversion. The Conversion shall become effective at such date and time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (such time, the “Effective Time”).
5.   Articles of Incorporation and Bylaws.   At the Effective Time, the Nevada Charter and the bylaws of the Converted Entity (the “Nevada Bylaws”), in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6.   Directors and Officers.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders: (i) the Board of Directors of the Converted Entity will consist of the same directors, having the same director classes and the same terms, as the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Nevada Charter and Nevada Bylaws; (ii) the executive chairman of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the executive chairman of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and, subject to applicable law, with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Nevada Charter and the Nevada Bylaws.

7.   Effect on Capital Stock of Converting Entity.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, each share of Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Common Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time, all of the issued and outstanding shares of Common Stock of the Converting Entity shall automatically become the number and series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8.   Effect on Other Securities of Converting Entity.   At the Effective Time, any option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute an option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
9.   Conditions Precedent.   Completion of the Conversion is subject to the following conditions:
(a)   the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Common Stock of the Converting Entity outstanding and entitled to vote thereon; and
(b)   other than the filing of the Articles of Conversion, the Nevada Charter and the Certificate of Conversion provided for under Section 4 hereof, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) hereof may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10.   Effect of Conversion.   From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).
11.   Record of Conversion.   A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be provided to such stockholder without cost.
12.   Termination; Abandonment.   At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13.   Plan of Reorganization.   It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.
RESOLUTE HOLDINGS MANAGEMENT, INC.
By:
Name:
Title:
[Signature page to Plan of Conversion]

Appendix C
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
****************
Resolute Holdings Management, Inc. (the “Corporation”), a corporation duly organized and existing by virtue of the General Corporation Law of the State of Delaware (as from time to time in effect, the “DGCL”), DOES HEREBY CERTIFY as follows:
FIRST:   The name of the Corporation is Resolute Holdings Management, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was September 27, 2024.
SECOND:   This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”), which restates and integrates and also further amends the provisions of the Corporation’s certificate of incorporation as heretofore in effect, was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL and by the written consent of its stockholder in accordance with Section 228 of the DGCL.
THIRD:   This Certificate of Incorporation is amended, integrated and restated to read in its entirety as set forth on Exhibit A attached hereto and made a part hereof, effective as of 5:00 p.m. Eastern Time on February 19, 2025.
****************

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be executed by its duly authorized officer on this 19th day of February, 2025.
RESOLUTE HOLDINGS MANAGEMENT, INC.
By:
/s/ Thomas R. Knott

Name: Thomas R. Knott
Title:   Chief Executive Officer
[Signature page to Amended and Restated Certificate of Incorporation]

Exhibit A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
****************
ARTICLE ONE
NAME
The name of the corporation is Resolute Holdings Management, Inc. (the “Corporation”).
ARTICLE TWO
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE THREE
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as from time to time in effect, the “DGCL”).
ARTICLE FOUR
AUTHORIZED CAPITAL STOCK
(a)   The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,100,000,000 of which 1,000,000,000 shares shall be designated as Common Stock, par value of $0.0001 per share (“Common Stock”), and 100,000,000 shares shall be designated as Preferred Stock, par value of $0.0001 per share (“Preferred Stock”).
(b)   As provided in the last sentence of Section 242(b)(2) of the DGCL and subject to the rights of the holders of any series of Preferred Stock, the authorized number of shares of any class or series of stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, and no separate vote of any such class or series of stock of the Corporation the authorized number of which is to be increased or decreased shall be necessary to effect such change irrespective of the other sentences of Sentence 242(b)(2) of the DGCL.
ARTICLE FIVE
COMMON STOCK
The following is a statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the shares of Common Stock. Except as otherwise provided in this Certificate of Incorporation (which term, whenever used herein, shall include any certificate filed with the office of the Secretary of State of the State of Delaware establishing the terms of a series of Preferred Stock in accordance with Article FIVE (such certificate, a “Preferred Stock Designation”)), all shares of Common Stock shall be identical and shall entitle the holders of such shares to the same rights and privileges. The terms of the Common Stock set forth below shall be subject to the express terms of any series of Preferred Stock then outstanding.
(a)   Dividends and Distributions.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock of the Corporation having a preference over or right to participate with the Common Stock as to dividends or other distributions pursuant to the relevant Preferred Stock Designation, holders of Common Stock shall be entitled to receive ratably on a per share basis such dividends or other distributions (payable in cash, shares of stock of the Corporation, property or assets of the Corporation or otherwise) as may be declared and paid on the Common Stock, at the times and in the amounts as the board of directors of the Corporation (the “Board of Directors”) in its discretion may determine.
(b)   Liquidation, Dissolution or Winding Up.   Upon the occurrence of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock of the Corporation having a preference over or right to participate with the Common Stock as to distributions upon such liquidation, dissolution or winding up of the affairs of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution, ratably in proportion to the number of shares held by them.
(c)   Voting Rights.   Holders of Common Stock shall have the general right to vote for all purposes, including the election, removal or replacement of directors, as provided by law and in this Certificate of Incorporation. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held. There shall be no cumulative voting. Notwithstanding the foregoing, except as otherwise provided by this Certificate of Incorporation or as required by the DGCL, no holder of Common Stock, as such, shall be entitled to vote on any amendment or alteration of this Certificate of Incorporation that exclusively alters, amends or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on the applicable amendment or alteration pursuant to this Certificate of Incorporation or pursuant to the DGCL.
(d)   No Preemptive or Subscription Rights.   No holder of shares of Common Stock shall be entitled to preemptive, redemption, conversion or subscription rights.
ARTICLE SIX
PREFERRED STOCK
(a)   Shares of Preferred Stock may be issued in one or more series from time to time by Board of Directors. The Board of Directors is expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions of such powers, preferences and rights, of the shares of such series of Preferred Stock, including without limitation, the following:
(i)   the distinctive serial designation of such series that shall distinguish it from other series;
(ii)   the number of shares included in such series;
(iii)   the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;
(iv)   whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

(v)   the amount or amounts that shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;
(vi)   the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders of the shares of such series or upon the happening of a specified event or events;
(vii)   the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(viii)   whether or not the shares of such series shall be convertible into, or exchangeable for, at any time or times at the option of the holder or holders of the shares of such series or at the option of the Corporation or upon the happening of a specified event or events, shares of any other class or classes or any other series of Preferred Stock or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable to such exchange or conversion;
(ix)   whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; and
(x)   any other powers, preferences and rights and qualifications, limitations and restrictions not inconsistent with the DGCL.
(b)   The powers, preferences and rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided in this Certificate of Incorporation or required by the DGCL, no holder of any share of any series of Preferred Stock, as such, shall be entitled as of right to vote on: (i) any amendment or alteration of this Certificate of Incorporation to authorize or create, or increase the authorized amount of, any other series of Preferred Stock; or (ii) any alteration, amendment or repeal of any provision of any other series of Preferred Stock that does not adversely affect in any material respect the rights of the series of Preferred Stock held by such holder.
ARTICLE SEVEN
BOARD OF DIRECTORS
(a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b)   Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation (as amended from time to time, the “Bylaws”).
(c)   Number of Directors.
(i)   Subject to the rights granted to holders of any series of Preferred Stock then outstanding to elect directors under specified circumstances or otherwise (“Preferred Stock Directors”), the number of directors of the Corporation shall be fixed from time to time pursuant to resolution or resolutions of the Board of Directors; provided that the maximum number of directors (other than Preferred Stock Directors) should not exceed twelve.
(ii)   During any period when the holders of any series of Preferred Stock have the right to elect Preferred Stock Directors, upon the commencement, and for the duration, of the period during which such right continues: (A) the then total authorized number of directors shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of the related series of Preferred Stock shall be entitled to elect the Preferred Stock Directors pursuant to the provisions of the applicable Preferred Stock Designation and (B) each such Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such Preferred Stock Director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to such Preferred Stock Director’s earlier death, resignation, retirement, disqualification, removal from office or other cause. Except as otherwise provided in the Preferred Stock Designation in respect of such series of Preferred Stock, whenever the holders of such series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such Preferred Stock Designation, the terms of office of all such Preferred Stock Directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, retirement, disqualification, removal from office or other cause, shall forthwith terminate and the total and authorized number of directors shall be reduced accordingly.
(d)   Vacancies and Newly Created Directorships.   Subject to subsection (c)(ii) of this Article SEVEN, except as otherwise required by law and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by an affirmative vote of the majority of the remaining directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders. Any director so chosen to fill a vacancy not resulting from an increase in the number of directors shall have the same class designation and remaining term as that of his or her predecessor.
(e)   Classified Board.   Upon the effectiveness of this Certificate of Incorporation (the “Effective Date”), the directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the Effective Date. Class II directors shall initially serve until the second annual meeting of stockholders following the Effective Date. Class III directors shall initially serve until the third annual meeting of stockholders following the Effective Date. The directors of each class shall hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term of three years following their election and until their successors have been duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain a number of directors in each class as nearly equal as reasonably possible. In no event shall a decrease in the number of directors shorten the term of any incumbent director. Subject to the rights of any class or series of Preferred Stock to elect and remove directors, any director or the entire Board of Directors may only be removed for cause by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Corporation entitled to vote at an election of directors. Following the date when Resolute Compo Holdings LLC and Resolute ManCo Holdings LLC (together with their respective affiliates (as defined below) and successors and assigns (other than the Corporation and its subsidiaries), collectively, the “Investor”) cease to beneficially own, in the aggregate, 40% of the total voting power of the outstanding shares of stock of the Corporation entitled to vote for the election of directors (other than any Preferred Stock Directors) (such date, the “Trigger Date”), this Article SEVEN may not be amended, modified or repealed, except by the affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Corporation entitled to vote thereon. The Board of Directors is authorized to assign directors already in office to their respective classes at the time this Article SEVEN becomes effective. For the purposes of this Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
ARTICLE EIGHT
STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETING
(a)   Stockholder Action by Written Consent.   Prior to the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation or other persons as are authorized to call special meetings by the Bylaws, including but not limited to the election of directors, may be taken by written consent or consents of the stockholders of the Corporation if: (i) such consent or consents are signed by or on behalf of the holders of outstanding shares of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all outstanding shares of stock of the Corporation entitled to vote on the action were present and voted; and (ii) such consent or consents are delivered to the Corporation in accordance with the DGCL. Following the Trigger Date, subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders.
(b)   Special Meetings.   Prior to the Trigger Date, special meetings of stockholders may be called only: (i) by or at the direction of the Executive Chairman of the Board of Directors or the Board of Directors pursuant to a resolution or resolutions thereof; or (ii) with respect to any action required or permitted to be taken by stockholders of the Corporation, by the Secretary of the Corporation (or, if there is no Secretary of the Corporation, the Executive Chairman) at the written request of the holders of a majority of the total voting power of the outstanding shares of stock of the Corporation that would be entitled to vote on such action. Following the Trigger Date, except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders may be called only by: (A) the Executive Chairman of the Board of Directors; or (B) the Secretary of the Corporation (or, if there is no Secretary of the Corporation, the Executive Chairman) at the direction of a majority of the directors then in office. Special meetings of stockholders may not be called by any person other than the persons specified in this subsection (b) of Article EIGHT.
ARTICLE NINE
LIMITATION OF DIRECTOR AND OFFICER LIABILITY
(a)   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation is not permitted under the DGCL as currently in effect or as the same may be amended after the effectiveness of this Certificate of Incorporation. If the DGCL is amended after the effectiveness of this Certificate of Incorporation to authorize the further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended from time to time. No amendment, modification or repeal of this Article NINE or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article NINE, or, to the fullest extent permitted by the DGCL, any modification of law, shall adversely affect any right or protection of a director in respect of any act or omission occurring prior to the time of such amendment, modification, repeal or adoption.
(b)   An officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer, except to the extent that such exemption from liability or limitation is (i) not permitted under the DGCL as currently in effect or as the same may be amended after the effectiveness of this Certificate of Incorporation or (ii) in any action brought by or in the right of the Corporation. If the DGCL is amended after the effectiveness of this Certificate of Incorporation to authorize the further elimination or limitation of the personal liability of officers other than in any action by or in the right of the Corporation, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended from time to time, except to the extent any such amendment purports to eliminate a claim brought by or in the right of the Corporation prior to the effectiveness of such amendment. No amendment, modification or repeal of this Article NINE or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article NINE, or, to the fullest extent permitted by the DGCL, any modification of law, shall adversely affect any right or protection of an officer in respect of any act or omission occurring prior to the time of such amendment, modification, repeal or adoption.

ARTICLE TEN
CORPORATE OPPORTUNITIES
(a)   Recognition of Corporate Opportunities.   The Corporation recognizes and anticipates that: (i) certain directors, officers, principals, partners, members, managers, employees, agents and/or other representatives of Investor may serve as directors, officers or agents of the Corporation and its controlled affiliates; (ii) Investor may now or in the future engage in and may continue to engage in and may manage persons that engage in and may continue to engage in (x) the same or similar activities or related lines of business as those in which the Corporation and controlled affiliates, directly or indirectly, may engage and/or (y) other business activities that overlap with or compete with those in which the Corporation and its controlled affiliates, directly or indirectly, may engage; and (iii) there will be benefits to be derived by the Corporation or its controlled affiliates through its contractual, corporate and business relations with Investor (including possible service of Identified Persons (as defined below) as officers, directors and agents of the Corporation or its controlled affiliates) and there will be benefits in providing guidelines for the Identified Persons and of the Corporation with respect to the allocation of corporate opportunities and other matters. The provisions of this Article TEN are set forth to regulate and define the conduct of certain affairs of the Corporation and its controlled affiliates with respect to certain classes or categories of business opportunities as they may involve Investor, any person (as defined below) who, while a stockholder, director, officer or agent of the Corporation or any of its controlled affiliates, is a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Investor (each, an “Identified Person”), on the one hand, and the powers, rights, duties and liabilities of the Corporation and its controlled affiliates and its and their respective stockholders, directors, officers and agents, on the other hand. To the fullest extent permitted by law (including, without limitation, the DGCL), and notwithstanding any other duty (contractual, fiduciary or otherwise, whether at law or in equity), each Identified Person shall have the right to, directly or indirectly, engage in, possess interests in and manage other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Corporation or any of its controlled affiliates or deemed to be competing with the Corporation or any of its controlled affiliates. In addition, no Identified Person shall have any duty, whether contractual, fiduciary or otherwise, whether at law or in equity, not to engage in any of the foregoing activities, interests, ventures or opportunities, whether competitive or otherwise. The scope of activities permitted or otherwise authorized by this Article TEN shall apply without regard to whether the Identified Person pursues such activities, interests, ventures or opportunities on its own account, or in partnership with, or as a direct or indirect equity holder, controlling person, stockholder, director, officer, employee, agent, affiliate, party to a management agreement for the oversight of the business, operations and strategy of another person, member, financing source, investor, director or indirect manager, general or limited partner or assignee of any other person. Under no circumstances shall any Identified Person have an obligation to offer to the Corporation or its controlled affiliates the right to participate in any of the activities, interests, ventures or opportunities described in this subsection (a). Each Identified Person shall also have the right to invest in, or provide services to, any person that is engaged in the same or similar business activities as the Corporation or its controlled affiliates or directly or indirectly competes with the Corporation or any of its controlled affiliates.
(b)   Competitive Opportunities.   In the event that any Identified Person acquires knowledge of a potential transaction or matter that may be an investment, corporate or business opportunity or prospective economic or competitive advantage in which the Corporation or any of its controlled affiliates could have an interest or expectancy (contractual, equitable or otherwise) (a “Competitive Opportunity”) or otherwise is then exploiting, to the fullest extent permitted under the DGCL and notwithstanding any other duty existing at law or in equity, the Corporation and its controlled affiliates will have no interest in, and no expectation (contractual, equitable or otherwise) that such Competitive Opportunity be offered to it. To the fullest extent permitted by law and subject to subsection (c) of this Article TEN, any such interest or expectation (contractual, equitable or otherwise) is renounced so that such Identified Person shall: (i) have no duty (contractual, fiduciary or otherwise) to communicate or present such Competitive Opportunity to the Corporation or its controlled affiliates; (ii) have the right to either hold any such Competitive Opportunity for such Identified Person’s own account and benefit or the account of the former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, financing sources, investors, direct or indirect managers, general or limited partners or assignees of any Identified Person or to direct, recommend, assign or otherwise transfer such Competitive Opportunity to persons other than the Corporation or any of its controlled affiliates or direct or indirect equity holders; and (iii) notwithstanding any provision in the Certificate of Incorporation to the contrary, not be obligated or liable to the Corporation, any stockholder, director or officer of the Corporation or any other person by reason of the fact that such Identified Person, directly or indirectly, took any of the actions noted in the immediately preceding clause (ii), pursued or acquired such Competitive Opportunity for itself or any other person or failed to communicate or present such Competitive Opportunity to the Corporation or its controlled affiliates.
(c)   Interpretation; Duties.   In the event of a conflict or other inconsistency between this Article TEN and any other Article or provision of the Certificate of Incorporation, this Article TEN shall prevail under all circumstances. Notwithstanding anything to the contrary in this Certificate of Incorporation, under no circumstances shall the provisions of this Article TEN limit or eliminate any duty (contractual, fiduciary or otherwise, whether at law or in equity) owed by any employee of the Corporation or any of its controlled affiliates to the Corporation; provided that such employee is not a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Investor (in which case, for the avoidance of doubt, Article TEN does so limit or eliminate any such duty). Further, under no circumstances shall the Corporation be deemed to have renounced any Competitive Opportunity as to any employee of the Corporation or its controlled affiliates.
(d)   Section 122(17) of the DGCL.   For the avoidance of doubt, subject to subsection (c) of this Article TEN, this Article TEN is intended to constitute, with respect to the Identified Persons, a disclaimer and renunciation, to the fullest extent permitted under Section 122(17) of the DGCL, of any right of the Corporation or any of its controlled affiliates with respect to the matters set forth in this Article TEN. This Article TEN shall be construed to effect such disclaimer and renunciation to the fullest extent permitted under the DGCL.
(e)   Business Ventures.   The Corporation and its controlled affiliates do not have any rights in and to the business ventures of any Identified Person, or the income or profits derived from those business ventures.
(f)   No Competitive Opportunity.   In addition to and notwithstanding the foregoing provisions of this Article TEN, an investment, corporate or business opportunity shall not be deemed to be a Competitive Opportunity for the Corporation if it is an investment, corporate or business opportunity that: (i) the Corporation is neither financially or legally able, nor contractually permitted to undertake; (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation; or (iii) is one in which the Corporation has no interest or reasonable expectancy.
(g)   Amendments.   Neither the alteration, amendment or repeal of this Article TEN, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article TEN, shall eliminate or reduce the effect of this Article TEN in respect of any Competitive Opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article TEN, would accrue or arise, prior to such alteration, amendment, repeal or adoption.
ARTICLE ELEVEN
SECTION 203 OF THE DGCL AND BUSINESS COMBINATIONS
(a)   Section 203 of the DGCL.   The Corporation expressly elects not to be governed by Section 203 of the DGCL.
(b)   Business Combinations with Interested Stockholders.   Notwithstanding any other provision in this Certificate of Incorporation, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
(i)   prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(ii)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (A) by persons who are directors and also officers of the Corporation and (B) employee stock plans of the Corporation in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(iii)   at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
(c)   Exceptions to Prohibition on Interested Stockholder Transactions.   The restrictions contained in this Article ELEVEN shall not apply if:
(i)   stockholder becomes an interested stockholder inadvertently and (A) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an interested stockholder; and (B) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership; or
(ii)   the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (A) constitutes one of the transactions described in the second sentence of this subsection (c)(ii) of Article ELEVEN; (B) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the Board of Directors; and (C) is approved or not opposed by a majority of the directors then in office (but not less than one) who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (1) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required); (2) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock (as defined hereinafter) of the Corporation; or (3) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the Corporation. The Corporation shall give not less than 20 days’ notice to all interested stockholders prior to the consummation of any of the transactions described in clause (1) or (2) of the second sentence of this subsection (c)(ii) of Article ELEVEN.
(d)   Definitions.   For the purposes of Article SEVEN, Article TEN and this Article ELEVEN, each reference to:
(i)   “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another person.
(ii)   “associate”, when used to indicate a relationship with any person, means: (A) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)   “business combination”, when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(A)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (1) with the interested stockholder, or (2) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder, and, as a result of such merger or consolidation, this Article ELEVEN is not applicable to the surviving entity;
(B)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(C)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (2) pursuant to a merger under Section 251(g) of the DGCL; (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (4) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (5) any issuance or transfer of stock by the Corporation. In no case under items (3) – (5) of the preceding sentence shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(D)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(E)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (A) – (D) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary of the Corporation.
(iv)   “control”, including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article ELEVEN, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a “group” (as such term is used in Rule 13d-5 promulgated under the Exchange Act as such rule is in effect as of the date of this Certificate of Incorporation) have control of such entity.

(v)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person. Notwithstanding anything in this Article ELEVEN to the contrary, the term “interested stockholder” shall not include (A) Investor, any Investor Direct Transferee, any Investor Indirect Transferee, any of their respective affiliates, any person managed by any member of Investor pursuant to a management agreement or similar agreement, any successor of any of the foregoing persons or any “group”, or any member of any such “group”, to which such persons are a party under Rule 13d-5 of the Exchange Act or (B) any person whose ownership of shares in excess of the 15% limitation set forth in this Certificate of Incorporation is the result of any action taken solely by the Corporation, but such person shall be an interested stockholder if such person then acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(vi)   “Investor Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any member of Investor beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.
(vii)   “Investor Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Investor Direct Transferee or other Investor Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.
(viii)   “owner”, including the terms “own” and “owned”, when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(A)   beneficially owns such stock, directly or indirectly;
(B)   has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, except that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange;
(C)   has the right to vote such stock pursuant to any agreement, arrangement or understanding, except that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more persons; or
(D)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in subsection (C) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.
(ix)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(x)   “stock” means, with respect to any corporation, stock and, with respect to any other entity, any equity interest.
(xi)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE TWELVE
EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, then another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware). The foregoing sentence shall not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
ARTICLE THIRTEEN
AMENDMENTS
(a)   Amendment of Bylaws.   The Board of Directors is expressly authorized to adopt, amend, alter, repeal or rescind, in whole or in part, the Bylaws. By affirmative vote of the holders of a majority of the total voting power of the shares of stock of the Corporation entitled to vote thereon, voting together as a single class, stockholders may adopt, amend, alter or repeal the Bylaws. Notwithstanding the previous sentence, following the Trigger Date, any amendment, alteration, repeal or rescission of Sections 2.2, 2.9, 2.10, 3.4, 8.5 or Article VII of the Bylaws (as such sections and Articles are numbered on the date hereof, and other than to change the numbers of such provisions upon the adoption or repeal of other provisions in accordance herewith) shall require the affirmative vote of at least two-thirds of the total voting power of the shares of stock of the Corporation entitled to vote on such amendment, alteration, repeal, rescission or adoption, voting together as a single class.
(b)   Amendment of Certificate of Incorporation.   Notwithstanding anything contained in this Certificate of Incorporation to the contrary, and in addition to any specific requirements contained in this Certificate of Incorporation with respect to any particular Article or provision of this Certificate of Incorporation, at any time following the Trigger Date, Article SIX, SEVEN, EIGHT, NINE, TEN, ELEVEN and this Article THIRTEEN may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent with those provisions or this provision may be adopted, only by the affirmative vote of the holders of at least two-thirds of the total voting power of the shares of stock of the Corporation entitled to vote on such amendment, alteration, repeal, rescission or adoption, voting together as a single class.

Appendix D
AMENDED AND RESTATED
BYLAWS
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
(Adopted as of February 19, 2025)
ARTICLE I
Offices
Section 1.1   Registered Office.   The registered office of Resolute Holdings Management, Inc. (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Certificate of Incorporation of the Corporation (as amended from time to time, the “Certificate of Incorporation”).
Section 1.2   Other Offices.   The Corporation may have a principal or other office or offices at such other place or places, either within or without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine or as shall be necessary or appropriate for the conduct of the business of the Corporation.
ARTICLE II
Stockholders
Section 2.1   Annual Meetings.   An annual meeting of stockholders for the election of directors and such other business as shall be properly brought before the meeting in accordance with these Bylaws of the Corporation (as amended from time to time, these “Bylaws”) shall be held at such date, time and place, if any, either within or without the State of Delaware as may be designed by the Board of Directors from time to time. Alternatively, the annual meeting may not be held at any place, but may instead be held solely by means of remote communication, as may be designated by the Board of Directors from time to time. The Board of Directors may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
Section 2.2   Special Meetings.   Special meetings of stockholders may only be called in the manner provided in the Certificate of Incorporation. Special meetings of stockholders shall be held at such date, time and place, if any, either within or without the State of Delaware as may be designed by the Board of Directors from time to time. Alternatively, the special meeting may not be held at any place, but may instead be held by means of remote communication, as may be designed by the Board of Directors from time to time. At a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement to the notice of meeting).
Section 2.3   Notice of Meetings.   Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with the General Corporation Law of the State of Delaware (as from time to time in effect, the “DGCL”). The notice shall state: (i) the place, if any, date and time of the meeting; (ii) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting; (iii) the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting; and (iv) in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If given by electronic mail, such notice shall be deemed to be given as provided in the DGCL. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in the rules of the

Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the DGCL.
Section 2.4   Adjournments.   Subject to Section 2.2, any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place or by means of remote communication by the person presiding over the meeting in accordance with Section 2.6 (in the case of adjournment after the establishment of a quorum) or in accordance with Section 2.5 (in the case of adjournment in the absence of a quorum). In such event, notice of the adjournment need not be given if the time, place, if any, and the means of remote communications, if any, of the adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of the meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Section 2.5   Quorum.   Except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, at each meeting of stockholders, the holders of a majority of the total voting power of the outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting. When specified business is to be voted on by one or more classes or series of stock voting as a separate class, the holders of a majority of the voting power of the shares of such classes or series shall constitute a quorum of such separate class for the transaction of such business. In the absence of a quorum, the chairperson of the meeting determined in accordance with Section 2.6 or, in the absence of such person, the holders of a majority of the total voting power of the shares of stock present in person or represented by proxy at any meeting of stockholders, including an adjourned meeting, may adjourn such meeting to another time or place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Notwithstanding anything to the contrary, the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Section 2.6   Organization.   At each meeting of stockholders, the Executive Chairman of the Board of Directors (the “Executive Chairman”) shall preside over the meeting. If the Executive Chairman is absent, such meeting shall be presided over by a chairperson chosen by the Executive Chairman or, in the absence of such a choice, any director or officer of the Corporation designated by the Board of Directors (or in the absence of any such designation, the most senior officer present) shall preside over the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting. In the absence of the Secretary and any Assistant Secretary, the chairperson of the meeting may appoint any person to act as secretary of the meeting.
The Board of Directors may adopt such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the order of business at and any other rules and regulations for the conduct of each such meeting shall be as determined by the chairperson of the meeting. Such rules and procedures, whether adopted by the Board of Directors or the chairperson of the meeting, may include, without limitations: (i) procedures for the maintenance of order and safety; (ii) limits on the time allotted to questions or comments on the affairs of the Corporation; (iii) restrictions on entry to such meeting after the time prescribed for the commencement of the meeting; and (iv) procedures for the opening and closing of the voting polls for each item on which a vote is to be taken. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.7   Inspectors.   Prior to or at any meeting of stockholders, the Board of Directors or the Chief Executive Officer of the Corporation or the chairperson of the meeting: (i) shall appoint one or more inspectors to act at such meeting and make a written report of such meeting; and (ii) may designate one or more persons as alternate inspectors to replace any inspector who fails to act. Before entering upon the discharge of his or her duties, each inspector shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall: (A) ascertain the number of shares outstanding and the voting power of each; (B) determine the shares represented at the meeting and the validity of proxies and ballots; (C) count all votes and ballots; (D) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (E) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties.
The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to: (i) an examination of the proxies, and any envelopes submitted with such proxies; (ii) any information provided by a stockholder who submits a proxy by telegram, cablegram, or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder; (iii) any written ballot or, if authorized by the Board of Directors, a ballot submitted by electronic transmission together with any information from which it can be determined that the electronic transmission was authorized by the stockholder; (iv) any information provided in a record of a vote if such vote was taken at the meeting by means of remote communication along with any information used to verify that any person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder; and (v) the regular books and records of the Corporation. The inspectors may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, at the time they make their certification, the inspectors shall specify (A) the precise information considered by them, including the person or persons from whom they obtained the information; (B) when the information was obtained; (C) the means by which the information was obtained; and (D) the basis for the inspectors’ belief that such information is accurate and reliable.
Section 2.8   Voting; Proxies.   Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, every reference in these Bylaws to a majority or other proportion of stock, or shares of any class or series of stock, shall refer to such majority or other proportion of the votes of such stock or shares. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Notwithstanding the foregoing, no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable but only if the proxy is coupled with an interest sufficient in law to support an irrevocable power. Any such interest may be in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing a written instrument revoking the proxy or another duly executed proxy bearing a later date with the secretary of the meeting. Subject to the rights of holders of Preferred Stock with respect to the election of any Preferred Stock Directors (as defined in the Certificate of Incorporation), directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. For purposes of this Section 2.8, votes cast “for” or “against” and “abstentions” with respect to such matter shall be counted as shares of stock of the Corporation entitled to vote on such matter, while “broker non-votes” (or other shares of stock of the Corporation similarly not entitled to vote) shall not be counted as shares entitled to vote on such matter. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

Section 2.9   Notice of Stockholder Business and Nominations.
(a)   Annual Meeting of Stockholders.
(i)   At any annual meeting of the stockholders, nominations of persons for election to the Board of Directors or other business that have not been properly brought before the meeting shall not be considered or conducted. For nominations to be properly made at an annual meeting, and proposals of business to be properly brought before an annual meeting, nominations and proposals of other business must be: (A) pursuant to the Corporation’s notice of meeting (or any supplement to the notice of meeting) delivered pursuant to Section 2.3; (B) by or at the direction of the Board of Directors or any duly authorized committee of the Board of Directors; or (C) by any stockholder of the Corporation who (x) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (y) is entitled to vote at the meeting and (z) complies with the notice procedures set forth in this Bylaw as to such business or nomination. Clause (C) of this Section 2.9(a)(i) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement for the solicitation of proxies by the Corporation for such meeting).
(ii)   Without qualification or limitation, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.9(a)(i)(C), the stockholder must have given timely notice of the nominations or other business in writing to the Secretary (or, if there is no Secretary, the Chief Financial Officer), and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day and not later than the close of business on the ninetieth day prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after its shares of common stock are first publicly traded, be deemed to have occurred on May 30, 2024). Notwithstanding the previous sentence, in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the one hundred twentieth day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement of any adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. In addition, to be timely, a stockholder’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting. Such update and supplement shall be delivered to the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement of the meeting in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement of the meeting. Whether given pursuant to this Section 2.9(a)(ii) or Section 2.9(b), to be in proper form, a stockholder’s notice to the Secretary (or, if there is no Secretary, the Chief Financial Officer) must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (A) the name and address of each of (1) such stockholder, as they appear on the Corporation’s books and records, (2) such beneficial owner, if any, and (3) their respective affiliates or associates; (B) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner, and of their respective affiliates or associates; (C) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates; (D) any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates; (E) any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise, through the delivery of cash or other property, or otherwise, and without regard of whether the stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder, the beneficial owner, if any, or any affiliates or associates; (F) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation; (G) any contract, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any security of the Corporation (any of the foregoing, a “Short Interest”); (H) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation; (I) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership; (J) any performance-related fees (other than an asset-based fee) that such stockholder is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household; (K) representations that such stockholder (1) is entitled to vote at the meeting and intends to appear in person or represented by a proxy at the meeting to propose such nomination or other business and (2) shall provide all other information and affirmations, updates and supplements required pursuant to, and otherwise comply with, these Bylaws; and (L) with respect to any notice of such nomination, representations as to whether such stockholder intends to (1) deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock to approve the nomination, (2) solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with the Exchange Act and (3) comply with all other applicable requirements of the Exchange Act with respect to the matters set forth therein. The notice described in the preceding sentence shall also set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected) and a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner (including any proposed nominee), if any, and their respective affiliates and associates, or others acting in concert with them, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate of them, or person acting in concert with them, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant. In addition, with respect to each nominee for election or reelection to the Board of Directors, each such notice must include, at the time made, a completed and signed questionnaire, representation and agreement required by Section 2.10. At its sole discretion, the Corporation may also require any proposed nominee to furnish such information as may reasonably be required by the Corporation to determine: (x) the qualifications of such proposed nominee; (y) the eligibility of such proposed nominee to serve as an independent director of the Corporation; or (z) that could be material to a reasonable stockholder’s understanding of the qualifications and independence, or lack thereof, of such nominee. The Corporation may also require any proposed nominee to furnish such information as may reasonably be required, pursuant to applicable law, to be disclosed in the proxy materials concerning all persons nominated (by the Corporation or otherwise) for election as a director of the Corporation, whether or not the nominee is to be included in the Corporation’s proxy statement. The proposed nominee shall furnish to the Corporation the requested information pursuant to the preceding two sentences within ten days after receipt of any such request. The proposed nominee shall also agree and acknowledge that all information provided to the Company pursuant to this Bylaw may be publicly disclosed by the Company including in disclosures pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
(iii)   If the notice described in Section 2.9(a)(ii) relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, then, to be in proper form, the notice shall also set forth: (i) a brief description of the business desired to be brought before the meeting; (ii) the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business; (iii) the text of the proposal or business (including the text of any resolutions proposed for consideration, and, in the event that such business includes a proposal to amend the bylaws, the text of such proposed amendment); and (iv) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder. For the avoidance of doubt, if the notice described in Section 2.9(a)(ii) relates to both a nomination of a director or directors and other business, the notice shall set forth all of the required information pursuant to this paragraph and the immediately preceding paragraph.
(iv)   In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice of a nomination of a director or directors required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.
(v)   Any stockholder giving notice pursuant to Section 2.9(a)(ii) or Section 2.9(b) shall (A) provide any other information reasonably requested from time to time by the Corporation within five business days after each such request, (B) update and supplement promptly (and in any event no later than two business days prior to the commencement of the applicable meeting of stockholders) any information provided to the Corporation in such notice, or at the Corporation’s request pursuant to the foregoing clause (A), if any such information ceases for any reason to be accurate or complete in any material respect and (C) affirm such information as accurate and complete as of two business days prior to the commencement of the applicable meeting of stockholders. Any such affirmation, update and/or supplement must be delivered personally or mailed to, and received by the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation.
(b)   Special Meetings of Stockholders.   The only business that shall be conducted at a special meeting of stockholders shall be as set forth in the Corporation’s notice of meeting, delivered prior to the special meeting in accordance with these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting by or at the direction of the Board of Directors. In addition, nominations for election of directors at a special meeting at which directors are to be elected pursuant to the Corporation’s notice of meeting may be made by any stockholder of the Corporation who: (i) is a stockholder of record at the time of giving of notice provided for in this Bylaw and at the time of the special meeting; (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this Bylaw as to such nomination. With respect to the immediately preceding sentence, however, such nominations by stockholders shall only be made where the Board of Directors or Investor pursuant to subsection (b) of Article NINE of the Certificate of Incorporation have determined that directors will be elected at the meeting. The immediately preceding two sentences shall be the exclusive means by which a stockholder may make nominations before a special meeting of stockholders at which directors are to be elected or appointed. Any nominations that do not comply with the foregoing shall not be considered or conducted. In the event that the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting only if the stockholder’s notice required by Section 2.9(a)(ii) with respect to any nomination shall be delivered to the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to the date of such special meeting and not later than the close of business on the later of the ninetieth day prior to the date of such special meeting. For the avoidance of doubt, the stockholder’s notice so delivered shall include the completed and signed questionnaire, representation and agreement required by Section 2.10. If the first public announcement of the date of such special meeting is less than one hundred days prior to the date of such special meeting, such notice shall be delivered to the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation not later than the tenth day following the day on which the Corporation first makes a public announcement of the date of the special meeting at which directors are to be elected. In no event shall any adjournment or postponement of a special meeting or the announcement of any adjournment or postponement of a special meeting commence a new time period for the giving of a stockholder’s notice as described in the immediately preceding sentence.
(c)   General.
(i)   Any persons who are not nominated in accordance with the procedures set forth in this Bylaw shall not be eligible to be elected as directors. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws or as otherwise determined by the Board of Directors, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw. In the event any proposed nomination or business is not in compliance with this Bylaw, the chairperson shall declare the defective proposal or nomination to be invalid. Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the Corporation’s annual or special meeting of stockholders to make a nomination or present a proposal of other business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Bylaw, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders. Such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(ii)   For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(iii)   Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Notwithstanding the previous sentence, any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.9(a)(i)(C) or Section 2.9(b). Nothing in this Bylaw shall be deemed to affect any rights: (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; or (B) of the holders of any series of Preferred Stock, par value of $0.0001 per share, of the Corporation, if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws. Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of director or directors or any other business proposal.
Section 2.10   Submission of Questionnaire, Representation and Agreement.   To be eligible to be a nominee of any stockholder for election or reelection as a director of the Corporation and qualified to serve as a director, a person must deliver to the Secretary (or, if there is no Secretary, the Chief Financial Officer) at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person (and the background of any other persons or entities on whose behalf the nomination is being made, if made, pursuant to Section 2.9(a)(1)(C) or the second sentence of Section 2.9(b)). If a person has not delivered such written questionnaire, such person shall not be eligible to be a nominee for election or reelection as a director of the Corporation. In the case of a person nominated for election as a director of the Corporation, pursuant to Section 2.9(a)(1)(C) or the second sentence of Section 2.9(b), such delivery shall be made in accordance with the time periods prescribed for delivery of notice in respect of such nominations under Section 2.9. In the case of a person nominated by or at the direction of the Board of Directors, such questionnaire shall be delivered in accordance with the policies of the Board of Directors in effect from time to time. If delivery of such notice is not made in accordance with these time periods, such person shall not be eligible to be a nominee for election or reelection as a director of the Corporation. In the case of a person nominated pursuant to Section 2.9(a)(1)(C) or the second sentence of Section 2.9(b), the questionnaire shall be provided by the Secretary (or, if there is no Secretary, the Chief Financial Officer) to the proposed nominee upon written request by the proposed nominee or the nominating stockholder on such person’s behalf. In the case of a person nominated pursuant to Section 2.9(a)(1)(C) or the second sentence of Section 2.9(b), a person shall not be eligible to be a nominee of a stockholder for election or reelection as a director of the Corporation and qualified to serve as a director unless such person also delivers a written representation and agreement that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in the questionnaire; and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The form of written representation and agreement shall also be provided by the Secretary (or, if there is no Secretary, the Chief Financial Officer) to the proposed nominee upon written request by the proposed nominee or the nominating stockholder on such person’s behalf.
Section 2.11   Fixing Date for Determination of Stockholders of Record.   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment of a meeting of stockholders, the Board of Directors may fix a record date. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. The record date shall not be more than sixty nor less than ten days before the meeting date. If the Board of Directors fixes a date, that date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting. Notwithstanding the previous sentence, the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting. In such case, the Board of Directors shall also fix the record date for stockholders entitled to notice of such adjourned meeting as the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting in accordance with this Section 2.11.
In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. The record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and when no prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with the DGCL. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date. The record date shall not precede the date upon which the resolution fixing the record date is adopted, and the record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that purpose.
Section 2.12   List of Stockholders Entitled to Vote.   At least ten days before every meeting of stockholders, the Secretary (or, if there is no Secretary, the Chief Financial Officer) shall prepare and make a complete list of the stockholders entitled to vote at the meeting. Notwithstanding the previous sentence, if the record date for determining the stockholders entitled to vote is less than ten days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The list shall be arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.12 shall require the Corporation to include electronic mail addresses or other electronic content information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.
ARTICLE III
Board of Directors
Section 3.1   Powers; Number; Qualifications.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of one or more members, each of whom shall be a natural person. From time to time, the Board of Directors shall determine the number of members in accordance with the Certificate of Incorporation.
Section 3.2   Election; Term of Office; Resignation; Removal; Vacancies.   Each director shall hold office until the next election of the class for which such director shall have been chosen, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon delivery, unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the resignation, no acceptance of such resignation shall be necessary to make the resignation effective. Any director or the entire Board of Directors may be removed in accordance with the Certificate of Incorporation. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series of stock are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes of stock or series of stock may be filled by a majority of the directors elected by such class or classes of stock or series of stock then in office, or by the sole remaining director so elected. Any director elected or appointed to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.
Section 3.3   Regular Meetings.   Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and, if so determined, notice of the meetings need not be given.
Section 3.4   Special Meetings.   Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Executive Chairman, if any, or the Chief Executive Officer. Prior to the Trigger Date (as defined in the Certificate of Incorporation), special meetings of the Board of Directors may be also called by Investor at any time. Special meetings shall be called by the Executive Chairman or Chief Executive Officer in like manner and on like notice on the written request of any three or more directors. Reasonable notice of special meetings shall be given by the person or persons calling the meeting.
Section 3.5   Participation in Meetings by Telephone Conference Permitted.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.
Section 3.6   Quorum; Vote Required for Action.   At all meetings of the Board of Directors, the presence of a majority of the directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation or these Bylaws shall require a vote of a greater number. If at any meeting of the Board of Directors a quorum shall not be present, the members of the Board of Directors present may adjourn the meeting from time to time until a quorum shall be present. The directors present at any meeting at which a quorum has been established may continue to transact business until adjournment notwithstanding the withdrawal of enough directors to have less than a quorum.
Section 3.7   Organization.   Meetings of the Board of Directors shall be presided over by the Executive Chairman. In the absence of the Executive Chairman, meetings of the Board of Directors shall be presided over by a chairperson chosen by the Executive Chairman or, if there is no Executive Chairman, the Board of Directors at the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary or any other person designated by the Board of Directors at the meeting, shall act as secretary of the meeting.
Section 3.8   Action by Directors Without a Meeting.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee of the Board of Directors, may be taken without a meeting if all members of the Board of Directors or of such committee consent in writing or by electronic transmission. Any such writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.9   Compensation of Directors.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation, including fees, reimbursement of expenses and equity compensation, of directors for services to the Corporation in any capacity, including for attendance of meetings of the Board of Directors or participation on any committees. Directors who are officers or employees of the Corporation may receive, if the Board of Directors desires, compensation for service as directors. Nothing in these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation for such service.
ARTICLE IV
Committees
Section 4.1   Committees.   The Board of Directors may designate one or more committees, including an executive committee and any committee required by the rules and regulations of any exchange as any securities of the Corporation are listed. Each committee shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. To the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee or in these Bylaws, any committee of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. No committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by law to be submitted to stockholders for approval or (ii) adopting, amending or repealing these Bylaws.
Section 4.2   Committee Rules.   Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III.
ARTICLE V
Officers
Section 5.1   Officers; Election.   The officers of the Corporation shall include any officers required by the DGCL, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualified or until their earlier resignation or removal. In addition, the Board of Directors may elect an Executive Chairman, Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents, including one or more Executive Vice Presidents, Senior Vice Presidents, a Treasurer, one or more Assistant Treasurers, a Secretary, one or more Assistant Secretaries and any other additional officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person unless prohibited by law or the Certificate of Incorporation or these Bylaws otherwise provide. The Board of Directors may also elect from among its members a Chairperson of the Board of Directors and a Vice Chairperson of the Board of Directors.
Section 5.2   Term of Office; Resignation; Removal; Vacancies.   Unless otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice or electronic transmission to the Board of Directors or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon delivery, unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the resignation, no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. The election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled by the Board of Directors at any regular or special meeting.
Section 5.3   Executive Chairman.   The Executive Chairman shall be a director of the Corporation.
Section 5.4   Chief Executive Officer.   The Chief Executive Officer shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation. The Chief Executive Officer shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.
Section 5.5   President.   Each President shall have such general powers and duties of supervision and management as shall be assigned to him or her by the Board of Directors.
Section 5.6   Vice Presidents.   Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Board of Directors.
Section 5.7   Chief Financial Officer.   The Board of Directors shall appoint a Chief Financial Officer to serve at the pleasure of the Board of Directors. The Chief Financial Officer shall: (i) have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors; (ii) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; (iii) deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors; (iv) disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements; and (v) render to the Chief Executive Officer and the Board of Directors, whenever they may require it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation.
Section 5.8   Secretary.   The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose. The Secretary (i) shall see that all notices are given in accordance with the provisions of these Bylaws or as required by law and (ii) shall be custodian of the records of the Corporation. The Secretary shall perform all other duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors or the Chief Executive Officer or as may be provided by law.
Section 5.9   Other Officers.   The Corporation’s other officers shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors. Any such resolution shall not be inconsistent with these Bylaws and, to the extent not so stated, such other officers shall have such powers and duties as generally pertain to their respective offices and shall be subject to the

Board of Director’s control. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.
Section 5.10   Actions with Respect to Securities of Other Entities.   All stock and other securities of other entities owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted (including by written consent), and all proxies with respect thereto shall be executed, by the person or persons authorized to do so by resolution of the Board of Directors or, except to the extent inconsistent with any resolution of the Board of Directors, by the Executive Chairman, if any, the Chief Executive Officer, the Chief Financial Officer or the Secretary, if any.
ARTICLE VI
Stock
Section 6.1   Stock Certificates and Uncertificated Shares.   The shares of stock in the Corporation may be represented by certificates. The Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolutions shall not apply to shares represented by a certificate previously issued until such certificate is surrendered to the Corporation. If the shares of stock of the Corporation shall be certificated, such certificates shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificates, if any, shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation. Any or all of the signatures on a certificate may be a facsimile or other electronic signature. In case any officer, transfer agent or registrar who has signed or whose facsimile or electronic signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation may not issue stock certificates in bearer form.
Section 6.2   Shares Without Certificates.   The Corporation, if required by the DGCL or other applicable law, shall, within a reasonable time after the issue or transfer of shares without certificates, give a notice to the registered owner thereof containing the information required to be set forth or stated on stock certificates by the applicable provisions of the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
Section 6.3   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.   The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed. The Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 6.4   Transfer and Registry Agents.   The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board of Directors.
Section 6.5   Record Owners.   The stock ledger shall be the only evidence as to who are the stockholders of the Corporation. The Corporation shall be entitled to recognize the exclusive right of a person registered on its stock ledger as the owner of shares to receive dividends, to vote and to receive notice, and otherwise to exercise all of the rights and powers of an owner of such shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice of the claim, except as otherwise required by law.
ARTICLE VII
Indemnification
Section 7.1   Right to Indemnification.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may be amended. In the case of any such amendment, the amendment shall, if permitted, be limited to the Corporation providing broader indemnification rights than such law permitted the Corporation to provide prior to such amendment. The right to indemnification shall cover any expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith. Notwithstanding anything to the contrary in this Section 7.1, except as provided in Section 7.3 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part of a proceeding) initiated by such indemnitee only if such proceeding (or part of such proceeding) was authorized by the Board of Directors.
Section 7.2   Right to Advancement of Expenses.   In addition to the right to indemnification conferred in Section 7.1, an indemnitee shall also have the right to be paid by the Corporation for the expenses (including, without limitation, attorney’s fees) incurred in appearing at, participating in or defending any such proceeding referred to in Section 7.1 in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII (which shall be governed by Section 7.3 (an “advancement of expenses”). Notwithstanding the foregoing, but only to the extent so required by the DGCL, such payment of expenses in advance of the final disposition of the applicable proceeding shall be made upon receipt of an undertaking by the indemnitee to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that such indemnitee is not entitled to be indemnified under this Article VII or otherwise.
Section 7.3   Right of Indemnitee to Bring Suit.   If a claim under Section 7.1 or 7.2 is not paid in full by the Corporation within (a) sixty days after a written claim for indemnification has been received by the Corporation or (b) twenty days after a claim for an advancement of expenses has been received by the Corporation (in each case, provided that the indemnitee has delivered the undertaking contemplated by the last sentence of Section 7.2), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if the indemnitee is successful in whole or in part in: (i) any suit to enforce his or her indemnification rights under these Bylaws or (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be reimbursed for all of the costs and expenses incurred in prosecuting or defending such suit, including, without limitation, reasonable attorneys’ fees. In any suit brought by the indemnitee to enforce a right to indemnification under these Bylaws it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. No such defense shall apply, however, with respect to a suit brought by the indemnitee to enforce a right to an advancement of expenses. In any suit brought by the indemnitee to enforce a right to indemnification under these Bylaws it shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to the last sentence of Section 7.2, if any, has been tendered to the Corporation) that the claimant has not met the applicable standard of conduct that makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proof shall be on the Corporation to the fullest extent permitted by law. In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. For the avoidance of doubt, such expenses shall include, without limitation, reasonable attorneys’ fees. Neither: (A) the failure of the Corporation to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL;

nor (B) an actual determination by the Corporation that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct, or, in the case of such a suit brought by the indemnitee, be a defense to such suit. For the avoidance of doubt, the term Corporation as used in the immediately preceding sentence shall include the Corporation’s directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s stockholders. Whether in an action brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses under these Bylaws, or in an action brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.
Section 7.4   Indemnification Not Exclusive.
(a)   The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article VII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law. Nor shall the provision of such indemnification or advancement be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.
(b)   Given that certain jointly indemnifiable claims may arise due to the service of the indemnitee as a director and/or officer of the Corporation at the request of the indemnitee-related entities, the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of the Certificate of Incorporation or these Bylaws (or any other agreement between the Corporation and such persons) in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article VII, irrespective of any right of recovery the indemnitee may have from the indemnitee-related entities. Any obligation on the part of any indemnitee-related entities to indemnify or advance expenses to any indemnitee shall be secondary to the Corporation’s obligation and shall be reduced by any amount that the indemnitee may collect as indemnification or advancement from the Corporation. The Corporation irrevocably waives, relinquishes and releases the indemnitee-related entities from any and all claims it may have against the indemnitee-related entities for contribution, subrogation or any other recovery of any kind in respect of contribution or subrogation. Under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by the indemnitee-related entities. No right of advancement or recovery the indemnitee may have from the indemnitee-related entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation regardless of source. In the event that any of the indemnitee-related entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation. The indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the indemnitee-related entities effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 7.4(b), entitled to enforce this Section 7.4(b).
For purposes of this Section 7.4(b), the following terms shall have the following meanings:
(1)
The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described in these Bylaws) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation. For the avoidance of doubt, each member of Investor shall be an indemnitee-related entity.
(2)
The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the indemnitee-related entities and the Corporation pursuant to Delaware law, any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the indemnitee-related entities, as applicable.

Section 7.5   Corporate Obligations; Reliance.   The rights granted pursuant to the provisions of this Article VII shall vest at the time a person becomes a director or officer of the Corporation. Such vested rights shall be deemed to create a binding contractual obligation on the part of the Corporation to the persons who from time to time are elected as officers or directors of the Corporation. Persons acting in their capacities as officers or directors of the Corporation or any of its subsidiaries shall be entitled to rely on such provisions of this Article VII without giving notice of their reliance to the Corporation. Such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only. Any such amendment, alteration or repeal shall not limit, eliminate or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
Section 7.6   Insurance.   At its expense, the Corporation may maintain insurance to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 7.7   Indemnification of Employees and Agents of the Corporation.   To the extent authorized from time to time by the Board of Directors, the Corporation may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE VIII
Miscellaneous
Section 8.1   Fiscal Year.   The fiscal year of the Corporation shall be determined by the Board of Directors.
Section 8.2   Seal.   The Board of Directors may provide a suitable corporate seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary (or, if there is no Secretary, the Chief Financial Officer). If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Chief Financial Officer, the Treasurer or by an Assistant Secretary or Assistant Treasurer.
Section 8.3   Waiver of Notices to Stockholders, Directors and Committees.   Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver of the notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time that the notice is given or required to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.
Section 8.4   Form of Records.   Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method. Records so kept in any manner permitted by the DGCL and subject to the previsions thereof.
Section 8.5   Amendment of Bylaws.   These bylaws may be amended, altered or repealed, and new bylaws adopted, only in the manner set forth in the Certificate of Incorporation.

Appendix E
ARTICLES OF INCORPORATION
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
****************
ARTICLE ONE
NAME
The name of the corporation is Resolute Holdings Management, Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of Resolute Holdings Management, Inc., a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation (the “Conversion”) and is a continuation of the existence thereof pursuant to Chapter 92A of the Nevada Revised Statutes (as amended from time to time, the “NRS”).
ARTICLE TWO
REGISTERED OFFICE AND AGENT
The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE THREE
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.
ARTICLE FOUR
AUTHORIZED CAPITAL STOCK
The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,100,000,000 of which 1,000,000,000 shares shall be designated as Common Stock, par value of $0.0001 per share (“Common Stock”), and 100,000,000 shares shall be designated as Preferred Stock, par value of $0.0001 per share (“Preferred Stock”).
ARTICLE FIVE
COMMON STOCK
The following is a statement of the voting powers, designations, preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the shares of Common Stock. Except as otherwise provided in these Articles of Incorporation (which term, whenever used herein, shall include any certificate of designation filed in the office of the Nevada Secretary of State pursuant to NRS 78.1955 establishing the terms of a series of Preferred Stock in accordance with Article Six (such certificate of designation, a “Preferred Stock Designation”)), all shares of Common Stock shall be identical and shall entitle the holders of such shares to the same rights and privileges. The terms of the Common Stock set forth below shall be subject to the express terms of any series of Preferred Stock then outstanding.
(a)   Dividends and Other Distributions.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock of the Corporation having a preference over or right to participate with the Common Stock as to dividends or other distributions pursuant to the relevant Preferred Stock Designation, holders of Common Stock shall be entitled to receive ratably on a per share basis such dividends or other distributions (payable in cash, shares of stock of the Corporation, property or assets of the Corporation or otherwise) as may be declared and paid on the Common Stock, at the times and in the amounts as the board of directors of the Corporation (the “Board of Directors”) in its discretion may determine.
(b)   Liquidation, Dissolution or Winding Up.   Upon the occurrence of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock of the Corporation having a preference over or right to participate with the Common Stock as to distributions upon such liquidation, dissolution or winding up of the affairs of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution, ratably in proportion to the number of shares held by them.
(c)   Voting Rights.   Holders of Common Stock shall have the general right to vote for all purposes, including the election, removal or replacement of directors, as provided by law and in these Articles of Incorporation. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held. There shall be no cumulative voting. Notwithstanding the foregoing, except as otherwise provided by these Articles of Incorporation or as required by the NRS, no holder of Common Stock, as such, shall be entitled to vote on any amendment or alteration of these Articles of Incorporation that exclusively alters, amends or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on the applicable amendment or alteration pursuant to these Articles of Incorporation or pursuant to the NRS.
(d)   No Preemptive or Subscription Rights.   No holder of shares of Common Stock shall be entitled to preemptive, redemption, conversion or subscription rights.
ARTICLE SIX
PREFERRED STOCK
(a)   Shares of Preferred Stock may be issued in one or more series from time to time by Board of Directors. The Board of Directors is expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the designations and the powers, preferences and relative rights, and the qualifications, limitations and restrictions of such powers, preferences and relative rights, of the shares of such series of Preferred Stock, including without limitation, the following:
(i)   the distinctive serial designation of such series that shall distinguish it from other series;
(ii)   the number of shares included in such series;
(iii)   the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;
(iv)   whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;
(v)   the amount or amounts that shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;
(vi)   the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the

Corporation or at the option of the holder or holders of the shares of such series or upon the happening of a specified event or events;
(vii)   the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(viii)   whether or not the shares of such series shall be convertible into, or exchangeable for, at any time or times at the option of the holder or holders of the shares of such series or at the option of the Corporation or upon the happening of a specified event or events, shares of any other class or classes or any other series of Preferred Stock or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable to such exchange or conversion;
(ix)   whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; and
(x)   any other powers, preferences and relative rights and qualifications, limitations and restrictions not inconsistent with the NRS.
(b)   The powers, preferences and relative rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided in these Articles of Incorporation, no holder of any share of any series of Preferred Stock, as such, shall be entitled as of right to vote on: (i) any amendment or alteration of these Articles of Incorporation to authorize or create, or increase or decrease the authorized amount of, any other series of Preferred Stock; or (ii) any alteration, amendment or repeal of any provision of any other series of Preferred Stock that does not adversely alter, change or affect the preferences or relative or other rights of the series of Preferred Stock held by such holder and any such right otherwise provided under NRS 78.207(3) or 78.390(2) is hereby specifically denied.
ARTICLE SEVEN
BOARD OF DIRECTORS
(a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b)   Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation (as amended from time to time, the “Bylaws”).
(c)   Number of Directors.
(i)   Subject to the rights granted to holders of any series of Preferred Stock then outstanding to elect directors under specified circumstances or otherwise (“Preferred Stock Directors”), the number of directors of the Corporation shall be fixed from time to time pursuant to resolution or resolutions of the Board of Directors; provided that the maximum number of directors (other than Preferred Stock Directors) shall not exceed twelve.
(ii)   During any period when the holders of any series of Preferred Stock have the right to elect Preferred Stock Directors, upon the commencement, and for the duration, of the period during which such right continues: (A) the then total authorized number of directors shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of the related series of Preferred Stock shall be entitled to elect the Preferred Stock Directors pursuant to the provisions of the applicable Preferred Stock Designation and (B) each such Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such Preferred Stock Director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to such Preferred Stock Director’s earlier death, resignation, retirement, disqualification, removal from office or other cause. Except as otherwise provided in the Preferred

Stock Designation in respect of such series of Preferred Stock, whenever the holders of such series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such Preferred Stock Designation, the terms of office of all such Preferred Stock Directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, retirement, disqualification, removal from office or other cause, shall forthwith terminate and the total and authorized number of directors shall be reduced accordingly.
(d)   Vacancies and Newly Created Directorships.   Subject to subsection (c)(ii) of this Article Seven, except as otherwise required by law and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by an affirmative vote of the majority of the remaining directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders. Any director so chosen to fill a vacancy not resulting from an increase in the number of directors shall have the same class designation and remaining term as that of his or her predecessor.
(e)   Classified Board.   Upon the effectiveness of these Articles of Incorporation (the “Effective Date”), the directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III. The directors of each class shall hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term of three years following their election and until their successors have been duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain a number of directors in each class as nearly equal as reasonably possible. In no event shall a decrease in the number of directors cause the removal of or shorten the term of any incumbent director. Subject to the rights of any class or series of Preferred Stock to elect and remove directors, any director or the entire Board of Directors may only be removed for cause by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Corporation entitled to vote at an election of directors and otherwise in accordance with the NRS. Following the date when Resolute Compo Holdings LLC and Resolute ManCo Holdings LLC (either individually or collectively, and together with their respective affiliates (including as defined in NRS 78.412) and associates (including as defined in NRS 78.413), and any other individual or entity that may be deemed for any purpose to be a beneficial owner (including as defined in NRS 78.414) or otherwise have or share beneficial ownership of any of the foregoing, and their respective successors and assigns (other than the Corporation and its subsidiaries), collectively, “Investor”) cease to beneficially own, in the aggregate, 40% of the total voting power of the outstanding shares of stock of the Corporation entitled to vote for the election of directors (other than any Preferred Stock Directors) (such date, the “Trigger Date”), this Article Seven may not be amended, modified or repealed, except by the affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Corporation entitled to vote thereon. The Board of Directors is authorized to assign directors already in office to their respective classes at the time this Article Seven becomes effective. For the purposes of these Articles of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
ARTICLE EIGHT
STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS
(a)   Stockholder Action by Written Consent.   Prior to the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation or other persons as are authorized to call special meetings by the Bylaws, including but not limited to the election of directors, may be taken by written consent or consents of the stockholders of the Corporation if: (i) such consent or consents are signed by or on behalf of the holders of outstanding shares of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all outstanding shares of stock of the Corporation entitled to vote on the action were present and voted; and (ii) such consent or consents are delivered to the Corporation. Following the

Trigger Date, subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders.
(b)   Special Meetings.   Prior to the Trigger Date, special meetings of stockholders may be called only: (i) by or at the direction of the Executive Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution or resolutions thereof; or (ii) with respect to any action required or permitted to be taken by stockholders of the Corporation, by the Secretary of the Corporation (or, if there is no Secretary of the Corporation, the Executive Chairman) at the written request of the holders of a majority of the total voting power of the outstanding shares of stock of the Corporation that would be entitled to vote on such action. Following the Trigger Date, except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders may be called only by: (A) the Executive Chairman of the Board of Directors; or (B) the Secretary of the Corporation (or, if there is no Secretary of the Corporation, the Executive Chairman) at the direction of a majority of the directors then in office. Special meetings of stockholders may not be called by any person other than the persons specified in this subsection (b) of Article Eight.
ARTICLE NINE
LIMITATION OF DIRECTOR AND OFFICER LIABILITY
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by Nevada law. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors and officers, the liability of the directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended, automatically and without further action, upon the date of such amendment. No amendment, modification or repeal of this Article Nine or the adoption of any provision of these Articles of Incorporation inconsistent with this Article Nine, or, to the fullest extent permitted by the NRS, any modification of law, shall adversely affect any right or protection of any director or officer of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification, repeal or adoption.
ARTICLE TEN
CORPORATE OPPORTUNITIES
(a)   Recognition of Corporate Opportunities.   The Corporation recognizes and anticipates that: (i) certain directors, officers, principals, partners, members, managers, employees, agents and/or other representatives of Investor may serve as directors, officers or agents of the Corporation and its controlled affiliates; (ii) Investor may now or in the future engage in and may continue to engage in and may manage persons that engage in and may continue to engage in (x) the same or similar activities or related lines of business as those in which the Corporation and controlled affiliates, directly or indirectly, may engage and/or (y) other business activities that overlap with or compete with those in which the Corporation and its controlled affiliates, directly or indirectly, may engage; and (iii) there will be benefits to be derived by the Corporation or its controlled affiliates through its contractual, corporate and business relations with Investor (including possible service of Identified Persons (as defined below) as officers, directors and agents of the Corporation or its controlled affiliates) and there will be benefits in providing guidelines for the Identified Persons and of the Corporation with respect to the allocation of corporate opportunities and other matters. The provisions of this Article Ten are set forth to regulate and define the conduct of certain affairs of the Corporation and its controlled affiliates with respect to certain classes or categories of business opportunities as they may involve Investor, any person (as defined below) who, while a stockholder, director, officer or agent of the Corporation or any of its controlled affiliates, is a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Investor (each, an “Identified Person”), on the one hand, and the powers, rights, duties and liabilities of the Corporation and its controlled affiliates and its and their respective stockholders, directors, officers and agents, on the other hand. To the fullest extent permitted by law (including, without limitation, the NRS), and notwithstanding any other duty (contractual, fiduciary or otherwise, whether at law or in equity), each Identified Person shall have the right to, directly or indirectly, engage in, possess interests in and manage other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Corporation or any of its controlled affiliates or deemed to be competing with the Corporation or any of its controlled affiliates. In addition, no Identified Person shall have any duty, whether contractual, fiduciary or otherwise, whether at law or in equity, not to engage in any of the foregoing activities, interests, ventures or opportunities, whether competitive or otherwise. The scope of activities permitted or otherwise authorized by this Article Ten shall apply without regard to whether the Identified Person pursues such activities, interests, ventures or opportunities on its own account, or in partnership with, or as a direct or indirect equity holder, controlling person, stockholder, director, officer, employee, agent, affiliate, party to a management agreement for the oversight of the business, operations and strategy of another person, member, financing source, investor, director or indirect manager, general or limited partner or assignee of any other person. Under no circumstances shall any Identified Person have an obligation to offer to the Corporation or its controlled affiliates the right to participate in any of the activities, interests, ventures or opportunities described in this subsection (a). Each Identified Person shall also have the right to invest in, or provide services to, any person that is engaged in the same or similar business activities as the Corporation or its controlled affiliates or directly or indirectly competes with the Corporation or any of its controlled affiliates.
(b)   Competitive Opportunities.   In the event that any Identified Person acquires knowledge of a potential transaction or matter that may be an investment, corporate or business opportunity or prospective economic or competitive advantage in which the Corporation or any of its controlled affiliates could have an interest or expectancy (contractual, equitable or otherwise) (a “Competitive Opportunity”) or otherwise is then exploiting, to the fullest extent permitted under the NRS and notwithstanding any other duty existing at law or in equity, the Corporation and its controlled affiliates will have no interest in, and no expectation (contractual, equitable or otherwise) that such Competitive Opportunity be offered to it. To the fullest extent permitted by law and subject to subsection (c) of this Article Ten, any such interest or expectation (contractual, equitable or otherwise) is renounced so that such Identified Person shall: (i) have no duty (contractual, fiduciary or otherwise) to communicate or present such Competitive Opportunity to the Corporation or its controlled affiliates; (ii) have the right to either hold any such Competitive Opportunity for such Identified Person’s own account and benefit or the account of the former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, financing sources, investors, direct or indirect managers, general or limited partners or assignees of any Identified Person or to direct, recommend, assign or otherwise transfer such Competitive Opportunity to persons other than the Corporation or any of its controlled affiliates or direct or indirect equity holders; and (iii) notwithstanding any provision in the Articles of Incorporation to the contrary, not be obligated or liable to the Corporation, any stockholder, director or officer of the Corporation or any other person by reason of the fact that such Identified Person, directly or indirectly, took any of the actions noted in the immediately preceding clause (ii), pursued or acquired such Competitive Opportunity for itself or any other person or failed to communicate or present such Competitive Opportunity to the Corporation or its controlled affiliates.
(c)   Interpretation; Duties.   In the event of a conflict or other inconsistency between this Article Ten and any other Article or provision of the Articles of Incorporation, this Article Ten shall prevail under all circumstances. Notwithstanding anything to the contrary in these Articles of Incorporation, under no circumstances shall the provisions of this Article Ten limit or eliminate any duty (contractual, fiduciary or otherwise, whether at law or in equity) owed by any employee of the Corporation or any of its controlled affiliates to the Corporation; provided that such employee is not a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Investor (in which case, for the avoidance of doubt, Article Ten does so limit or eliminate any such duty). Further, under no circumstances shall the Corporation be deemed to have renounced any Competitive Opportunity as to any employee of the Corporation or its controlled affiliates.
(d)   NRS 78.070(8).   For the avoidance of doubt, subject to subsection (c) of this Article Ten, this Article Ten is intended to constitute, with respect to the Identified Persons, a disclaimer and renunciation, to the fullest extent permitted under NRS 78.070(8), of any right of the Corporation or any of its controlled affiliates with respect to the matters set forth in this Article Ten. This Article Ten shall be construed to effect such disclaimer and renunciation to the fullest extent permitted under the NRS.

(e)   Business Ventures.   The Corporation and its controlled affiliates do not have any rights in and to the business ventures of any Identified Person, or the income or profits derived from those business ventures.
(f)   No Competitive Opportunity.   In addition to and notwithstanding the foregoing provisions of this Article Ten, an investment, corporate or business opportunity shall not be deemed to be a Competitive Opportunity for the Corporation if it is an investment, corporate or business opportunity that: (i) the Corporation is neither financially nor legally able, nor contractually permitted to undertake; (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation; or (iii) is one in which the Corporation has no interest or reasonable expectancy.
(g)   Amendments.   Neither the alteration, amendment or repeal of this Article Ten, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article Ten, shall eliminate or reduce the effect of this Article Ten in respect of any Competitive Opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Ten, would accrue or arise, prior to such alteration, amendment, repeal or adoption.
ARTICLE ELEVEN
EXCLUSIVE FORUM AND LIMITED WAIVER OF JURY TRIAL
Unless the Corporation consents in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Corporation in such capacity, (c) any action asserting a claim arising pursuant to any provision of NRS Title 7, these Articles of Incorporation or the Bylaws, including any internal action (as defined in NRS 78.046 or any successor statute), or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada (the “Eighth Judicial District Court”) (or, if the Eighth Judicial District Court lacks jurisdiction over such action or proceeding, then another court of the State of Nevada or, if no court of the State of Nevada has jurisdiction, then the United States District Court for the District of Nevada). The foregoing sentence shall not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
To the fullest extent permitted by applicable law, all internal actions (as defined in NRS 78.046 or any successor statute) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This Article Eleven shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.
ARTICLE TWELVE
AMENDMENTS
(a)   Amendment of Bylaws.   The Board of Directors is expressly authorized to adopt, amend, alter, repeal or rescind, in whole or in part, the Bylaws. By affirmative vote of the holders of a majority of the total voting power of the shares of stock of the Corporation entitled to vote thereon, voting together as a single class, stockholders may adopt, amend, alter or repeal the Bylaws. Notwithstanding the previous sentence, following the Trigger Date, any amendment, alteration, repeal or rescission of Sections 2.2, 2.9, 2.10, 3.4, 8.5 or Article VII of the Bylaws (as such sections and Articles are numbered on the date hereof, and other than to change the numbers of such provisions upon the adoption or repeal of other provisions in accordance herewith) shall require the affirmative vote of at least two-thirds of the total voting power of the shares of stock of the Corporation entitled to vote on such amendment, alteration, repeal, rescission or adoption, voting together as a single class.

(b)   Amendment of Articles of Incorporation.   Notwithstanding anything contained in these Articles of Incorporation to the contrary, and in addition to any specific requirements contained in these Articles of Incorporation with respect to any particular Article or provision of these Articles of Incorporation, at any time following the Trigger Date, Article Six, Seven, Eight, Nine, Ten and this Article Twelve may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent with those provisions or this provision may be adopted, only by the affirmative vote of the holders of at least two-thirds of the total voting power of the shares of stock of the Corporation entitled to vote on such amendment, alteration, repeal, rescission or adoption, voting together as a single class.

Appendix F
ARTICLES OF INCORPORATION
OF
RESOLUTE HOLDINGS MANAGEMENT, INC.
****************
ARTICLE ONE
NAME
The name of the corporation is Resolute Holdings Management, Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of Resolute Holdings Management, Inc., a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation (the “Conversion”) and is a continuation of the existence thereof pursuant to Chapter 92A of the Nevada Revised Statutes (as amended from time to time, the “NRS”).
ARTICLE TWO
REGISTERED OFFICE AND AGENT
The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE THREE
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.
ARTICLE FOUR
AUTHORIZED CAPITAL STOCK
The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,100,000,000 of which 1,000,000,000 shares shall be designated as Common Stock, par value of $0.0001 per share (“Common Stock”), and 100,000,000 shares shall be designated as Preferred Stock, par value of $0.0001 per share (“Preferred Stock”).
ARTICLE FIVE
COMMON STOCK
The following is a statement of the voting powers, designations, preferences, qualifications, limitations, restrictions and special or relative rights granted to or imposed upon the shares of Common Stock. Except as otherwise provided in these Articles of Incorporation (which term, whenever used herein, shall include any certificate of designation filed in the office of the Nevada Secretary of State pursuant to NRS 78.1955 establishing the terms of a series of Preferred Stock in accordance with Article Six (such certificate of designation, a “Preferred Stock Designation”)), all shares of Common Stock shall be identical and shall entitle the holders of such shares to the same rights and privileges. The terms of the Common Stock set forth below shall be subject to the express terms of any series of Preferred Stock then outstanding.
(a)   Dividends and Other Distributions.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock of the Corporation having a preference over or right to participate with the Common Stock as to dividends or other distributions pursuant to the relevant Preferred Stock Designation, holders of Common Stock shall be entitled to receive ratably on a per share basis such dividends or other distributions (payable in cash, shares of stock of the Corporation, property or assets of the Corporation or otherwise) as may be declared and paid on the Common Stock, at the times and in the amounts as the board of directors of the Corporation (the “Board of Directors”) in its discretion may determine.
(b)   Liquidation, Dissolution or Winding Up.   Upon the occurrence of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or other class or series of stock of the Corporation having a preference over or right to participate with the Common Stock as to distributions upon such liquidation, dissolution or winding up of the affairs of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution, ratably in proportion to the number of shares held by them.
(c)   Voting Rights.   Holders of Common Stock shall have the general right to vote for all purposes, including the election, removal or replacement of directors, as provided by law and in these Articles of Incorporation. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held. There shall be no cumulative voting. Notwithstanding the foregoing, except as otherwise provided by these Articles of Incorporation or as required by the NRS, no holder of Common Stock, as such, shall be entitled to vote on any amendment or alteration of these Articles of Incorporation that exclusively alters, amends or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote on the applicable amendment or alteration pursuant to these Articles of Incorporation or pursuant to the NRS.
(d)   No Preemptive or Subscription Rights.   No holder of shares of Common Stock shall be entitled to preemptive, redemption, conversion or subscription rights.
ARTICLE SIX
PREFERRED STOCK
(a)   Shares of Preferred Stock may be issued in one or more series from time to time by Board of Directors. The Board of Directors is expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the designations and the powers, preferences and relative rights, and the qualifications, limitations and restrictions of such powers, preferences and relative rights, of the shares of such series of Preferred Stock, including without limitation, the following:
(i)   the distinctive serial designation of such series that shall distinguish it from other series;
(ii)   the number of shares included in such series;
(iii)   the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;
(iv)   whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;
(v)   the amount or amounts that shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;
(vi)   the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders of the shares of such series or upon the happening of a specified event or events;

(vii)   the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(viii)   whether or not the shares of such series shall be convertible into, or exchangeable for, at any time or times at the option of the holder or holders of the shares of such series or at the option of the Corporation or upon the happening of a specified event or events, shares of any other class or classes or any other series of Preferred Stock or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable to such exchange or conversion;
(ix)   whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; and
(x)   any other powers, preferences and relative rights and qualifications, limitations and restrictions not inconsistent with the NRS.
(b)   The powers, preferences and relative rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided in these Articles of Incorporation, no holder of any share of any series of Preferred Stock, as such, shall be entitled as of right to vote on: (i) any amendment or alteration of these Articles of Incorporation to authorize or create, or increase or decrease the authorized amount of, any other series of Preferred Stock; or (ii) any alteration, amendment or repeal of any provision of any other series of Preferred Stock that does not adversely alter, change or affect the preferences or relative or other rights of the series of Preferred Stock held by such holder and any such right otherwise provided under NRS 78.207(3) or 78.390(2) is hereby specifically denied.
ARTICLE SEVEN
BOARD OF DIRECTORS
(a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b)   Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation (as amended from time to time, the “Bylaws”).
(c)   Number of Directors.
(i)   Subject to the rights granted to holders of any series of Preferred Stock then outstanding to elect directors under specified circumstances or otherwise (“Preferred Stock Directors”), the number of directors of the Corporation shall be fixed from time to time pursuant to resolution or resolutions of the Board of Directors; provided that the maximum number of directors (other than Preferred Stock Directors) shall not exceed twelve.
(ii)   During any period when the holders of any series of Preferred Stock have the right to elect Preferred Stock Directors, upon the commencement, and for the duration, of the period during which such right continues: (A) the then total authorized number of directors shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of the related series of Preferred Stock shall be entitled to elect the Preferred Stock Directors pursuant to the provisions of the applicable Preferred Stock Designation and (B) each such Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such Preferred Stock Director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to such Preferred Stock Director’s earlier death, resignation, retirement, disqualification, removal from office or other cause. Except as otherwise provided in the Preferred Stock Designation in respect of such series of Preferred Stock, whenever the holders of such series of Preferred Stock having such right to elect Preferred Stock Directors are divested of such right pursuant to the provisions of such Preferred Stock Designation, the terms of office of all such Preferred Stock Directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, retirement, disqualification, removal from office or other cause, shall forthwith terminate and the total and authorized number of directors shall be reduced accordingly.
(d)   Vacancies and Newly Created Directorships.   Subject to subsection (c)(ii) of this Article Seven, except as otherwise required by law and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by an affirmative vote of the majority of the remaining directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders. Any director so chosen to fill a vacancy not resulting from an increase in the number of directors shall have the same class designation and remaining term as that of his or her predecessor.
(e)   Classified Board.   Upon the effectiveness of these Articles of Incorporation (the “Effective Date”), the directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III. The directors of each class shall hold office until their successors have been duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed the directors whose terms expire at such annual meeting shall be elected to hold office for a term of three years following their election and until their successors have been duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain a number of directors in each class as nearly equal as reasonably possible. In no event shall a decrease in the number of directors cause the removal of or shorten the term of any incumbent director. Subject to the rights of any class or series of Preferred Stock to elect and remove directors, any director or the entire Board of Directors may only be removed for cause by an affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Corporation entitled to vote at an election of directors and otherwise in accordance with the NRS. Following the date when Resolute Compo Holdings LLC and Resolute ManCo Holdings LLC (either individually or collectively, and together with their respective affiliates (including as defined in NRS 78.412) and associates (including as defined in NRS 78.413), and any other individual or entity that may be deemed for any purpose to be a beneficial owner (including as defined in NRS 78.414) or otherwise have or share beneficial ownership of any of the foregoing, and their respective successors and assigns (other than the Corporation and its subsidiaries), collectively, “Investor”) cease to beneficially own, in the aggregate, 40% of the total voting power of the outstanding shares of stock of the Corporation entitled to vote for the election of directors (other than any Preferred Stock Directors) (such date, the “Trigger Date”), this Article Seven may not be amended, modified or repealed, except by the affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of stock of the Corporation entitled to vote thereon. The Board of Directors is authorized to assign directors already in office to their respective classes at the time this Article Seven becomes effective. For the purposes of these Articles of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
ARTICLE EIGHT
STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS
(a)   Stockholder Action by Written Consent.   Prior to the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation or other persons as are authorized to call special meetings by the Bylaws, including but not limited to the election of directors, may be taken by written consent or consents of the stockholders of the Corporation if: (i) such consent or consents are signed by or on behalf of the holders of outstanding shares of stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all outstanding shares of stock of the Corporation entitled to vote on the action were present and voted; and (ii) such consent or consents are delivered to the Corporation. Following the Trigger Date, subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders.

(b)   Special Meetings.   Prior to the Trigger Date, special meetings of stockholders may be called only: (i) by or at the direction of the Executive Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution or resolutions thereof; or (ii) with respect to any action required or permitted to be taken by stockholders of the Corporation, by the Secretary of the Corporation (or, if there is no Secretary of the Corporation, the Executive Chairman) at the written request of the holders of a majority of the total voting power of the outstanding shares of stock of the Corporation that would be entitled to vote on such action. Following the Trigger Date, except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders may be called only by: (A) the Executive Chairman of the Board of Directors; or (B) the Secretary of the Corporation (or, if there is no Secretary of the Corporation, the Executive Chairman) at the direction of a majority of the directors then in office. Special meetings of stockholders may not be called by any person other than the persons specified in this subsection (b) of Article Eight.
ARTICLE NINE
LIMITATION OF DIRECTOR AND OFFICER LIABILITY
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by Nevada law. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors and officers, the liability of the directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended, automatically and without further action, upon the date of such amendment. No amendment, modification or repeal of this Article Nine or the adoption of any provision of these Articles of Incorporation inconsistent with this Article Nine, or, to the fullest extent permitted by the NRS, any modification of law, shall adversely affect any right or protection of any director or officer of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification, repeal or adoption.
ARTICLE TEN
CORPORATE OPPORTUNITIES
(a)   Recognition of Corporate Opportunities.   The Corporation recognizes and anticipates that: (i) certain directors, officers, principals, partners, members, managers, employees, agents and/or other representatives of Investor may serve as directors, officers or agents of the Corporation and its controlled affiliates; (ii) Investor may now or in the future engage in and may continue to engage in and may manage persons that engage in and may continue to engage in (x) the same or similar activities or related lines of business as those in which the Corporation and controlled affiliates, directly or indirectly, may engage and/or (y) other business activities that overlap with or compete with those in which the Corporation and its controlled affiliates, directly or indirectly, may engage; and (iii) there will be benefits to be derived by the Corporation or its controlled affiliates through its contractual, corporate and business relations with Investor (including possible service of Identified Persons (as defined below) as officers, directors and agents of the Corporation or its controlled affiliates) and there will be benefits in providing guidelines for the Identified Persons and of the Corporation with respect to the allocation of corporate opportunities and other matters. The provisions of this Article Ten are set forth to regulate and define the conduct of certain affairs of the Corporation and its controlled affiliates with respect to certain classes or categories of business opportunities as they may involve Investor, any person (as defined below) who, while a stockholder, director, officer or agent of the Corporation or any of its controlled affiliates, is a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Investor (each, an “Identified Person”), on the one hand, and the powers, rights, duties and liabilities of the Corporation and its controlled affiliates and its and their respective stockholders, directors, officers and agents, on the other hand. To the fullest extent permitted by law (including, without limitation, the NRS), and notwithstanding any other duty (contractual, fiduciary or otherwise, whether at law or in equity), each Identified Person shall have the right to, directly or indirectly, engage in, possess interests in and manage other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as the Corporation or any of its controlled affiliates or deemed to be competing with the Corporation or any of its controlled affiliates. In addition, no Identified Person shall have any duty, whether contractual, fiduciary or otherwise, whether at law or in equity, not to engage in any of the foregoing activities, interests, ventures or opportunities, whether competitive or otherwise. The scope of activities permitted or otherwise authorized by this Article Ten shall apply without regard to whether the Identified Person pursues such activities, interests, ventures or opportunities on its own account, or in partnership with, or as a direct or indirect equity holder, controlling person, stockholder, director, officer, employee, agent, affiliate, party to a management agreement for the oversight of the business, operations and strategy of another person, member, financing source, investor, director or indirect manager, general or limited partner or assignee of any other person. Under no circumstances shall any Identified Person have an obligation to offer to the Corporation or its controlled affiliates the right to participate in any of the activities, interests, ventures or opportunities described in this subsection (a). Each Identified Person shall also have the right to invest in, or provide services to, any person that is engaged in the same or similar business activities as the Corporation or its controlled affiliates or directly or indirectly competes with the Corporation or any of its controlled affiliates.
(b)   Competitive Opportunities.   In the event that any Identified Person acquires knowledge of a potential transaction or matter that may be an investment, corporate or business opportunity or prospective economic or competitive advantage in which the Corporation or any of its controlled affiliates could have an interest or expectancy (contractual, equitable or otherwise) (a “Competitive Opportunity”) or otherwise is then exploiting, to the fullest extent permitted under the NRS and notwithstanding any other duty existing at law or in equity, the Corporation and its controlled affiliates will have no interest in, and no expectation (contractual, equitable or otherwise) that such Competitive Opportunity be offered to it. To the fullest extent permitted by law and subject to subsection (c) of this Article Ten, any such interest or expectation (contractual, equitable or otherwise) is renounced so that such Identified Person shall: (i) have no duty (contractual, fiduciary or otherwise) to communicate or present such Competitive Opportunity to the Corporation or its controlled affiliates; (ii) have the right to either hold any such Competitive Opportunity for such Identified Person’s own account and benefit or the account of the former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, financing sources, investors, direct or indirect managers, general or limited partners or assignees of any Identified Person or to direct, recommend, assign or otherwise transfer such Competitive Opportunity to persons other than the Corporation or any of its controlled affiliates or direct or indirect equity holders; and (iii) notwithstanding any provision in the Articles of Incorporation to the contrary, not be obligated or liable to the Corporation, any stockholder, director or officer of the Corporation or any other person by reason of the fact that such Identified Person, directly or indirectly, took any of the actions noted in the immediately preceding clause (ii), pursued or acquired such Competitive Opportunity for itself or any other person or failed to communicate or present such Competitive Opportunity to the Corporation or its controlled affiliates.
(c)   Interpretation; Duties.   In the event of a conflict or other inconsistency between this Article Ten and any other Article or provision of the Articles of Incorporation, this Article Ten shall prevail under all circumstances. Notwithstanding anything to the contrary in these Articles of Incorporation, under no circumstances shall the provisions of this Article Ten limit or eliminate any duty (contractual, fiduciary or otherwise, whether at law or in equity) owed by any employee of the Corporation or any of its controlled affiliates to the Corporation; provided that such employee is not a director, officer, principal, partner, member, manager, employee, agent and/or other representative of Investor (in which case, for the avoidance of doubt, Article Ten does so limit or eliminate any such duty). Further, under no circumstances shall the Corporation be deemed to have renounced any Competitive Opportunity as to any employee of the Corporation or its controlled affiliates.
(d)   NRS 78.070(8).   For the avoidance of doubt, subject to subsection (c) of this Article Ten, this Article Ten is intended to constitute, with respect to the Identified Persons, a disclaimer and renunciation, to the fullest extent permitted under NRS 78.070(8), of any right of the Corporation or any of its controlled affiliates with respect to the matters set forth in this Article Ten. This Article Ten shall be construed to effect such disclaimer and renunciation to the fullest extent permitted under the NRS.
(e)   Business Ventures.   The Corporation and its controlled affiliates do not have any rights in and to the business ventures of any Identified Person, or the income or profits derived from those business ventures.
(f)   No Competitive Opportunity.   In addition to and notwithstanding the foregoing provisions of this Article Ten, an investment, corporate or business opportunity shall not be deemed to be a Competitive Opportunity for the Corporation if it is an investment, corporate or business opportunity that: (i) the

Corporation is neither financially nor legally able, nor contractually permitted to undertake; (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation; or (iii) is one in which the Corporation has no interest or reasonable expectancy.
(g)   Amendments.   Neither the alteration, amendment or repeal of this Article Ten, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article Ten, shall eliminate or reduce the effect of this Article Ten in respect of any Competitive Opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Ten, would accrue or arise, prior to such alteration, amendment, repeal or adoption.
ARTICLE ELEVEN
EXCLUSIVE FORUM AND LIMITED WAIVER OF JURY TRIAL
Unless the Corporation consents in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Corporation in such capacity, (c) any action asserting a claim arising pursuant to any provision of NRS Title 7, these Articles of Incorporation or the Bylaws, including any internal action (as defined in NRS 78.046 or any successor statute), or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada (the “Eighth Judicial District Court”) (or, if the Eighth Judicial District Court lacks jurisdiction over such action or proceeding, then another court of the State of Nevada or, if no court of the State of Nevada has jurisdiction, then the United States District Court for the District of Nevada). The foregoing sentence shall not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
To the fullest extent permitted by applicable law, all internal actions (as defined in NRS 78.046 or any successor statute) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This Article Eleven shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.
ARTICLE TWELVE
AMENDMENTS
(a)   Amendment of Bylaws.   The Board of Directors is expressly authorized to adopt, amend, alter, repeal or rescind, in whole or in part, the Bylaws. By affirmative vote of the holders of a majority of the total voting power of the shares of stock of the Corporation entitled to vote thereon, voting together as a single class, stockholders may adopt, amend, alter or repeal the Bylaws. Notwithstanding the previous sentence, following the Trigger Date, any amendment, alteration, repeal or rescission of Sections 2.2, 2.9, 2.10, 3.4, 8.5 or Article VII of the Bylaws (as such sections and Articles are numbered on the date hereof, and other than to change the numbers of such provisions upon the adoption or repeal of other provisions in accordance herewith) shall require the affirmative vote of at least two-thirds of the total voting power of the shares of stock of the Corporation entitled to vote on such amendment, alteration, repeal, rescission or adoption, voting together as a single class.
(b)   Amendment of Articles of Incorporation.   Notwithstanding anything contained in these Articles of Incorporation to the contrary, and in addition to any specific requirements contained in these Articles of Incorporation with respect to any particular Article or provision of these Articles of Incorporation, at any time following the Trigger Date, Article Six, Seven, Eight, Nine, Ten and this Article Twelve may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent with those provisions or this provision may be adopted, only by the affirmative vote of the holders of at least two-thirds of the total voting power of the shares of stock of the Corporation entitled to vote on such amendment, alteration, repeal, rescission or adoption, voting together as a single class.